UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09191

Name of Fund:	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2021

Date of reporting period: 07/31/2021

Item 1 – Report to Stockholders

(a)	The Report to Shareholders is attached herewith.

JULY 31, 2021

2021 Annual Report

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the likelihood of less bond purchasing and the possibility of higher rates in 2023.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.19%	36.45%
U.S. small cap equities (Russell 2000® Index)	7.86	51.97
International equities (MSCI Europe, Australasia, Far East Index)	10.83	30.31
Emerging market equities (MSCI Emerging Markets Index)	(2.76)	20.64
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(0.59)	(5.12)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.21	(0.70)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.38	3.47
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.66	10.62
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

Municipal Market Overview For the Reporting Period Ended July 31, 2021

Municipal Market Conditions

Municipal bonds posted positive total returns during the period despite rising interest rates as the economy normalized from the pandemic-induced economic shutdown. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated substantial excess returns versus duration-matched U.S. Treasuries, and longer duration and lower credit quality strategies outperformed. Despite broad strength, the market contended with brief periods of volatility surrounding U.S. election uncertainty as well as a temporary valuation-based market correction in late February.

Technical support was strong throughout the period as robust demand outpaced supply. During the 12 months ended July 31, 2021, municipal bond funds experienced net inflows totaling $98 billion, with January 2021 producing the largest monthly net inflow on record (based on data from the Investment Company Institute). For the same period, the market absorbed $471 billion in issuance, notably elevated compared to the $450 billion issued during the prior 12- month period. However, taxable municipal issuance, which typically draws a

S&P Municipal Bond Index Total Returns as of July 31, 2021 6 months: 1.38% 12 months: 3.47%
different and unique buyer base, was proportionally elevated, making supply less onerous on the traditional tax-exempt market.

A Closer Look at Yields

From July 31, 2020 to July 31, 2021, yields on AAA-rated 30-year municipal bonds increased by 2 basis points (“bps”) from 1.37% to 1.39%, while ten-year rates increased by 17 bps from 0.65% to 0.82% and five-year rates increased by 13 bps from 0.23% to 0.36% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 9 bps, led by 24 bps of steepening between two- and ten-year maturities.

Consistent municipal outperformance has resulted in stretched valuations. After dislocating at the height of the pandemic, municipal-to-U.S. Treasury ratios posted all-time lows in February 2021 and remained well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government delivered another $350 billion injection. Direct state and local government aid has provided additional support to own-source government tax receipts, which continue to outperform the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments still confront financial pressures, the combination of new federal stimulus and vaccine distribution is boosting economic activity and, consequently, increasing revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain but the additional aid and the re-opening of the economy will continue to support operating results in the second half of 2021, despite the surging delta variant of the coronavirus. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. However, the risk of new mandated lockdowns is significantly diminished, and we expect limited impact on the high fundamental quality of state and local governments as well as essential service providers. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of July 31, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of July 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Investment Objective

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUE

Initial Offering Date	February 26, 1999

Yield on Closing Market Price as of July 31, 2021 ($14.41)(a)	4.37%

Tax Equivalent Yield(b)	7.38%

Current Monthly Distribution per Common Share(c)	$0.0525

Current Annualized Distribution per Common Share(c)	$0.6300

Leverage as of July 31, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/21	07/31/20	Change	High	Low

Closing Market Price	$14.41	$13.12	9.83%	$14.55	$12.50
Net Asset Value	14.49	14.17	2.26	14.53	13.80

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

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Fund Summary as of July 31, 2021 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Performance Summary for the Period Ended July 31, 2021

Returns for the period ended July 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	6.97%	4.25%	6.80%
Fund at Market Price(a)(b)	14.89	4.33	7.25
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	9.15	4.65	7.04
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	15.20	4.90	7.70
S&P® Municipal Bond Index	3.47	3.34	4.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

Holdings in the state tax-backed sector made the largest contribution to performance, led by positions in Puerto Rico and lower-rated states such as Illinois and New Jersey. Revenue sectors, including health care and transportation, also experienced meaningful price appreciation.

Holdings in A and BBB rated issues produced the largest returns, reflecting the relative strength in high-yield bonds. While all segments of the yield curve posted positive results, holdings in bonds with maturities of 20 years and above registered the largest gains. The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, was a further contributor. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to those issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2021 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/21	07/31/20

Transportation	33%	36%

County/City/Special District/School District	16	16

Health	13	12

State	13	12

Utilities	9	12

Education	7	6

Housing	3	2

Corporate	3	1

Tobacco	2	3

Other	1	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/21		07/31/20

AAA/Aaa	2%		3%

AA/Aa	38		40

A	33		34

BBB/Baa	12		11

BB/Ba	3		1

B	—	(e)	—

N/R(f)	12		11

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	5%

2022	3

2023	16

2024	6

2025	1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 4%, respectively, of the Fund’s total investments.

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Fund Summary as of July 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Investment Objective

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MCA

Initial Offering Date	October 30, 1992

Yield on Closing Market Price as of July 31, 2021 ($15.83)(a)	4.25%

Tax Equivalent Yield(b)	9.26%

Current Monthly Distribution per Common Share(c)	$0.0560

Current Annualized Distribution per Common Share(c)	$0.6720

Leverage as of July 31, 2021(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/21	07/31/20	Change	High	Low

Closing Market Price	$15.83	$14.74	7.39%	$15.98	$14.33
Net Asset Value	16.49	16.08	2.55	16.52	15.61

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a) Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.

(b) A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2021 (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Performance Summary for the Period Ended July 31, 2021

Returns for the period ended July 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	7.00%	4.45%	6.92%
Fund at Market Price(a)(b)	12.06	3.63	7.51
Lipper California Municipal Debt Funds at NAV(c)	5.82	4.23	7.01
Lipper California Municipal Debt Funds at Market Price(c)	11.62	3.53	7.64
S&P® Municipal Bond Index	3.47	3.34	4.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

Following the outbreak of the pandemic in early 2020, the consensus expectation was that state and local issuers in California would be challenged by a sizable decline in revenues. Instead, the state’s credit rating stabilized at a strong AA level, reflecting its diversified economy, rising property values and strong performance for the equity market. The outward migration of residents and businesses looking to flee the state’s higher taxes did not result in credit deterioration. Instead, many wealthy residents looked to reduce their tax burdens by purchasing tax-exempt California municipal bonds of all credit qualities. The resulting record inflows into municipal bond funds created a dramatic imbalance in demand relative to the available supply of securities. In this favorable environment, yields declined (as prices rose) and yield spreads tightened significantly.

Income and the compression of yield spreads played the largest role in the Fund’s positive return. Yield curve positioning further aided performance due to the strong showing for longer-dated securities with maturities of 20 years and above. From a credit quality standpoint, positions in AA rated securities were key contributors. Additionally, lower-rated holdings—particularly Puerto Rico—performed well on the strength of investors’ robust appetite for yield. At the sector level, holdings in transportation, education and health care added to performance.

The use of leverage, which added to the Fund’s income and amplified the effect of rising prices, was a further positive. The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Given that long-term U.S. Treasury yields rose, as prices fell, this strategy contributed to performance.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher. In addition, holdings in short-duration, seasoned issues—including pre-refunded securities—underperformed relative to longer-dated maturities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021 (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/21	07/31/20

County/City/Special District/School District	32%	34%

Transportation	17	17

Health	16	16

Education	12	10

Utilities	9	12

State	5	4

Housing	4	3

Tobacco	4	3

Corporate	1	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	3%

2022	2

2023	2

2024	3

2025	2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/21	07/31/20

AAA/Aaa	6%	6%

AA/Aa	55	61

A	21	19

BBB/Baa	5	3

BB/Ba	1	1

B	—	—	(e)

N/R(f)	12	10

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Investment Objective

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYN

Initial Offering Date	February 28, 1992

Yield on Closing Market Price as of July 31, 2021 ($14.56)(a)	4.24%

Tax Equivalent Yield(b)	8.42%

Current Monthly Distribution per Common Share(c)	$0.0515

Current Annualized Distribution per Common Share(c)	$0.6180

Leverage as of July 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/21	07/31/20	Change	High	Low

Closing Market Price	$14.56	$13.26	9.80%	$14.67	$12.51
Net Asset Value	14.73	14.52	1.45	14.78	14.11

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021 (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Performance Summary for the Period Ended July 31, 2021

Returns for the period ended July 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	6.10%	4.09%	6.29%
Fund at Market Price(a)(b)	14.84	4.79	6.86
Lipper New York Municipal Debt Funds at NAV(c)	6.89	3.84	5.95
Lipper New York Municipal Debt Funds at Market Price(c)	14.29	3.26	6.36
S&P® Municipal Bond Index	3.47	3.34	4.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

New York municipal bonds exceeded the return of the national indexes. The state, which experienced an above-average impact from the coronavirus-induced downturn, outperformed in the subsequent recovery.

Positions in high yield bonds, which significantly outpaced investment-grade issues, were the largest contributors to performance. Holdings in Puerto Rico, particularly sales tax bonds, were notable outperformers in the high yield space. The transportation and tax-backed sectors were also leading contributors to returns. Both areas benefited from federal aid and expectations for a reopening of the economy. Positions in longer-term bonds, which outperformed largely as a result of their higher yields, further helped results. The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, was an additional contributor.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. This strategy detracted from performance from March onward, when yields fell, detracting from performance and offsetting earlier gains.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2021 (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/21	07/31/20

Transportation	26%	25%

County/City/Special District/School District	20	18

State	14	13

Utilities	14	14

Education	9	14

Housing	8	7

Health	4	5

Corporate	3	2

Tobacco	2	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	4%
2022	5
2023	10
2024	9
2025	8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/21		07/31/20

AAA/Aaa	12%		12%

AA/Aa	58		57

A	19		19

BBB/Baa	4		5

BB/Ba	1		1

B	—	(e)	—

N/R(f)	6		6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Fund’s total investments.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Objective

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYI

Initial Offering Date	March 27, 1992

Yield on Closing Market Price as of July 31, 2021 ($15.12)(a)	4.09%

Tax Equivalent Yield(b)	6.91%

Current Monthly Distribution per Common Share(c)	$0.0515

Current Annualized Distribution per Common Share(c)	$0.6180

Leverage as of July 31, 2021(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/21	07/31/20	Change	High	Low

Closing Market Price	$15.12	$13.55	11.59%	$15.12	$13.29
Net Asset Value	15.64	15.03	4.06	15.68	14.65

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2021 (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Performance Summary for the Period Ended July 31, 2021

Returns for the period ended July 31, 2021 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	8.55%	5.17%	7.46%
Fund at Market Price(a)(b)	16.40	4.27	7.96

Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	9.15	4.65	7.04
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	15.20	4.90	7.70
S&P® Municipal Bond Index	3.47	3.34	4.29

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

The Fund’s positions in sectors that were most affected by COVID-19 in early 2020—including state tax-backed and transportation—contributed strongly to performance as yield spreads narrowed considerably. Within the state tax-backed segment, Puerto Rico sales tax securities performed particularly well. The Fund’s holdings in lower-rated bonds also aided performance amid investors’ ongoing search for yield.

The Fund’s use of leverage, which augmented income and amplified the effect of rising prices, was a further contributor. Holdings on the longer end and front end of the municipal yield curve aided performance as these areas performed the best. Conversely, positions in intermediate-term debt detracted from performance, since yields rose in this area. The ongoing loss of higher-yielding bonds due to calls and maturities also detracted by leading to a reduction in income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2021 (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/21	07/31/20

Transportation	28%	30%

State	19	20

County/City/Special District/School District	16	13

Health	14	15

Utilities	8	10

Education	8	6

Tobacco	3	4

Corporate	3	2

Housing	1	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	6%

2022	4

2023	7

2024	7

2025	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	07/31/21	07/31/20

AAA/Aaa	4%	6%

AA/Aa	43	42

A	26	27

BBB/Baa	16	14

BB/Ba	2	1

N/R(f)	9	10

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2021 and July 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	17

Schedule of Investments July 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	$940	$954,843

Arizona — 3.0%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(a)	550	613,679
Series A, 5.00%, 07/01/39(a)	465	497,271
Series A, (BAM), 4.00%, 06/01/44	730	835,273
Series A, 5.00%, 07/01/49(a)	525	554,815
Series A, 5.00%, 07/01/54(a)	405	426,542
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 3.25%, 07/01/49	1,135	1,204,791
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	535	607,268
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	800	817,392
Maricopa County Industrial Development Authority, Refunding RB(a)
5.00%, 07/01/39	195	235,336
5.00%, 07/01/54	450	524,394
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	2,450	3,495,905

		9,812,666

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	1,370	1,540,524

California — 15.4%
California Community Housing Agency, RB, M/F Housing(a)
Series A, 5.00%, 04/01/49	200	229,214
Series A-2, 4.00%, 08/01/47	1,300	1,439,126
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 04/01/45	780	924,721
California Housing Finance, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	667	794,346
California Infrastructure & Economic Development Bank, Refunding RB, Series D, 0.37%, 08/01/47(b)	890	891,805
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	1,400	1,715,350
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	1,260	1,389,188
Series I, 5.50%, 11/01/30	5,000	5,583,500
Series I, 5.50%, 11/01/31	3,130	3,495,365
Series I, 5.50%, 11/01/33	3,000	3,349,170
Emery Unified School District, GO, Series A, (AGM), 5.50%, 08/01/21(c)	1,875	1,875,000
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	1,555	1,607,264
Series A-2, 5.00%, 06/01/47	435	449,620
Kern Community College District, GO, Series C, 5.50%, 11/01/23(c)	2,445	2,738,278
Redondo Beach Unified School District, GO, Series E, 5.50%, 08/01/21(c)	2,670	2,670,000
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(c)	5,905	6,443,949
Series J, 5.25%, 05/15/38	1,675	1,821,462
Riverside County Public Financing Authority, RB, 5.25%, 11/01/40	4,500	5,360,940
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,800	1,961,208

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series A, AMT, 5.25%, 05/01/33	$1,410	$1,527,651
Series A, AMT, 5.00%, 05/01/44	1,860	2,077,062
State of California, Refunding GO, 5.00%, 12/01/46	680	893,520
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/40	940	1,077,672

		50,315,411

Colorado — 2.2%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,500	1,675,155
Series A, AMT, 5.50%, 11/15/30	565	630,303
Series A, AMT, 5.50%, 11/15/31	675	752,618
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	790	880,091
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(a)	1,050	1,177,533
E-470 Public Highway Authority, Refunding RB, Series B, 0.38%, 09/01/39(b)	260	260,620
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/49	925	993,820
STC Metropolitan District No.2, Refunding GO, Series A, 5.00%, 12/01/38	715	788,724

		7,158,864

Connecticut — 1.2%
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series 2015-A, 0.38%, 07/01/35(b)	715	717,496
Series I-1, 5.00%, 07/01/42	1,015	1,213,138
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	2,119,057

		4,049,691

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	1,400	1,746,486

District of Columbia — 1.1%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/26	2,945	3,597,376

Florida — 18.0%
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/45(a)	465	499,856
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	4,730	5,895,094
City of Pompano Beach Florida, Refunding RB, 4.00%, 09/01/50	720	794,124
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.13%, 10/01/23(c)	5,665	6,248,608
Series A, AMT, 5.00%, 10/01/45	1,440	1,663,272
County of Lee Florida Airport Revenue, Refunding RB, Series A, AMT, 5.38%, 10/01/32	2,500	2,504,325
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/22(c)	10,155	10,706,059
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 5.25%, 10/01/23(c)	3,130	3,474,676
County of Miami-Dade Seaport Department, ARB
Series A, 5.38%, 10/01/33	1,765	1,956,538
Series A, 5.50%, 10/01/42	3,000	3,318,060
Series B, AMT, 6.25%, 10/01/38	800	895,448

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Seaport Department, ARB (continued)
Series B, AMT, 6.00%, 10/01/42	$1,060	$1,183,744
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(a)	740	762,844
Finley Woods Community Development District, SAB
4.00%, 05/01/40	265	282,294
4.20%, 05/01/50	450	477,414
Florida Development Finance Corp., RB(a)
AMT, 5.00%, 05/01/29	470	505,443
Series A, AMT, 5.00%, 08/01/29(b)	190	196,489
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	260	289,195
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/29	2,995	3,324,839
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	110	110,374
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	670	728,256
4.00%, 05/01/50	640	683,405
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	230	285,216
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	2,065	2,447,252
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(c)	1,805	1,973,569
Southern Groves Community Development District No.5, Refunding SAB, 4.00%, 05/01/43	380	403,606
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(c)	6,965	7,022,809

		58,632,809

Georgia — 1.3%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	815	949,654
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	950	1,501,371
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	1,420	1,710,844

		4,161,869

Hawaii — 1.6%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	2,805	3,237,896
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	740	811,462
AMT, 5.25%, 08/01/26	1,205	1,321,005

		5,370,363

Illinois — 11.1%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	950	1,231,827
Series A, 5.00%, 12/01/38	390	503,357
Series A, 5.00%, 12/01/39	340	436,723
Series A, 5.00%, 12/01/40	710	911,377
Series A, 5.00%, 12/01/41	455	582,555
Chicago Midway International Airport, Refunding ARB
Series A, AMT, 2nd Lien, 5.50%, 01/01/28	1,000	1,071,260
Series A, AMT, 2nd Lien, 5.50%, 01/01/29	1,500	1,606,485

Security	Par (000)	Value

Illinois (continued)
Chicago Midway International Airport, Refunding ARB (continued)
Series A, AMT, 2nd Lien, 5.38%, 01/01/33	$2,000	$2,136,180
Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,140	1,254,365
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	735	874,577
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	4,440	4,513,216
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	2,985	3,031,685
Cook County Community College District No. 508, GO
5.25%, 12/01/30	1,270	1,385,392
5.50%, 12/01/38	1,205	1,316,908
5.25%, 12/01/43	2,960	3,208,463
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 05/01/45	1,305	1,472,131
Series C, 5.00%, 02/15/41	975	1,173,130
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,090	1,308,153
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	1,050	1,215,795
State of Illinois, GO 5.25%, 02/01/31	1,495	1,662,634
5.25%, 02/01/32	2,320	2,578,309
5.50%, 07/01/33	1,000	1,083,970
5.50%, 07/01/38	700	756,000
Series A, 4.00%, 03/01/41	100	118,354
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/45(a)	715	777,684

		36,210,530

Indiana — 0.4%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	300	342,474
Series A, 5.00%, 06/01/51	220	244,772
Series A, 5.00%, 06/01/56	190	209,701
Series A, AMT, 5.00%, 07/01/40	460	494,882

		1,291,829

Iowa — 1.2%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	3,350	3,921,744

Louisiana — 0.8%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	2,225	2,500,054

Maryland — 3.2%
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	2,450	2,945,170
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/45	1,360	1,604,079
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/34	4,780	5,994,789

		10,544,038

Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	940	1,142,955
Series A, 5.00%, 01/01/47	420	498,032
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 01/01/40	745	906,680

		2,547,667

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan — 1.6%
Michigan Finance Authority, Refunding RB, 4.00%, 09/01/50	$445	$520,156
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 0.55%, 04/01/25	175	175,310
Series A, 2.55%, 10/01/51	3,540	3,530,442
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	895	1,089,814

		5,315,722

Minnesota — 0.3%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	985	1,141,201

Mississippi — 2.3%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	2,225	2,524,418
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(c)	1,000	1,103,260
State of Mississippi, RB
Series A, 5.00%, 10/15/37	565	704,866
Series A, 4.00%, 10/15/38	2,815	3,271,311

		7,603,855

Montana — 0.6%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	150	160,060
Series B-2, 3.60%, 12/01/47	225	238,007
Montana Facility Finance Authority, Refunding RB, Series A, 3.00%, 06/01/50	1,415	1,517,885

		1,915,952

Nevada — 3.8%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	1,130	1,376,532
City of Las Vegas Nevada Special Improvement District No.814, SAB
4.00%, 06/01/39	120	129,335
4.00%, 06/01/44	335	358,045
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	2,690	3,035,638
Series A-1, (AGM), 4.00%, 06/01/46	2,910	3,267,930
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	2,065	2,594,094
Series A, 5.00%, 06/01/37	500	626,560
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	275	325,628
5.00%, 07/01/45	340	396,923
5.00%, 07/01/51	365	421,622

		12,532,307

New Hampshire(a)(b) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43	415	440,929
Series B, AMT, 3.75%, 07/01/45	670	708,586

		1,149,515

New Jersey — 8.7%
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	810	1,032,248
Series A, 5.00%, 06/15/47	2,500	3,037,950
Series LLL, 5.00%, 06/15/34	635	812,679
AMT, (AGM), 5.00%, 01/01/31	1,355	1,485,094
AMT, 5.38%, 01/01/43	1,940	2,132,041

Security	Par (000)	Value

New Jersey (continued)
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	$2,145	$2,332,666
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.50%, 06/15/39	3,040	3,316,822
Series BB, 4.00%, 06/15/50	1,775	2,036,085
Series S, 5.25%, 06/15/43	2,980	3,792,229
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	2,735	3,444,623
State of New Jersey, GO, Series A, 4.00%, 06/01/31	870	1,105,900
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	2,355	2,891,469
Sub-Series B, 5.00%, 06/01/46	870	1,042,008

		28,461,814

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	170	189,757

New York — 4.8%
Metropolitan Transportation Authority, RB
Series A, 5.25%, 11/15/21(c)	8,500	8,624,100
Series A-1, 5.25%, 11/15/39	1,550	1,704,024
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	740	875,368
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	960	1,060,762
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	345	446,668
AMT, 5.00%, 10/01/40	975	1,246,596
AMT, 4.00%, 10/31/46	605	716,719
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	1,046,407

		15,720,644

North Carolina — 0.5%
North Carolina Medical Care Commission, RB
4.00%, 09/01/41	100	116,701
4.00%, 09/01/46	100	115,365
4.00%, 09/01/51	130	149,364
Series A, 4.00%, 10/01/50	195	219,379
Series A, 5.00%, 10/01/50	515	622,290
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	270	434,551

		1,657,650

Ohio — 3.4%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	490	561,922
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,080	4,787,391
Cleveland-Cuyahoga County Port Authority, RB
4.00%, 07/01/46	255	301,234
4.00%, 07/01/51	220	258,768
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,500	2,696,000
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,275	2,636,316

		11,241,631

Oregon — 0.4%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	1,100	1,356,212

Pennsylvania — 7.9%
Altoona Area School District, GO, (BAM SAW), 5.00%, 12/01/36
	185	217,960

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	$2,500	$2,722,575
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	100	113,834
4.00%, 07/01/51	100	112,766
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	740	861,434
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 5.00%, 09/01/48	1,690	2,071,264
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, AMT, 3.65%, 10/01/42	3,000	3,253,530
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.25%, 06/01/47	2,300	2,842,593
Series A, Subordinate, 5.00%, 12/01/44	3,620	4,592,078
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	2,490	3,081,624
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	1,485	1,859,651
(SAW), 5.00%, 03/01/43	1,100	1,373,867
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,215	2,731,117

		25,834,293

Puerto Rico — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,882	4,465,659
Series A-1, Restructured, 5.00%, 07/01/58	5,266	6,135,575
Series A-2, Restructured, 4.33%, 07/01/40	1,279	1,452,752
Series A-2, Restructured, 4.78%, 07/01/58	264	303,547
Series B-1, Restructured, 4.75%, 07/01/53	407	468,192
Series B-2, Restructured, 4.78%, 07/01/58	394	453,261
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	4,757	1,589,219

		14,868,205

South Carolina — 5.3%
Charleston County Airport District, ARB
Series A, AMT, 6.00%, 07/01/38	2,940	3,242,526
Series A, AMT, 5.50%, 07/01/41	2,500	2,729,600
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	3,760	4,185,895
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	825	879,780
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,360	1,676,459
South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(c)	1,870	2,220,812
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,106,230
South Carolina Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	1,000	1,133,420

		17,174,722

Tennessee — 1.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	3,000	3,474,510

Texas — 7.3%
City of Beaumont Texas, GO, 5.25%, 03/01/23(c)	2,345	2,535,086
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	395	396,568

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	$225	$268,092
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	2,010	2,538,570
Series A, AMT, 5.00%, 07/01/27	220	261,888
City of Houston TX Airport System Revenue, Refunding RB
Sub-Series A, AMT, 4.00%, 07/01/35	510	621,955
Sub-Series A, AMT, 4.00%, 07/01/36	510	619,380
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(c)	1,810	1,831,050
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,349,747
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	440	480,515
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/21(c)	3,880	3,896,490
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/48	1,775	2,172,529
Red River Education Finance Corp., RB, 5.25%, 03/15/23(c)	1,070	1,159,345
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	2,500	3,145,250
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	278,636
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	490	674,210
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	360	445,468

		23,674,779

Utah(a) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49	170	182,716
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40	325	383,390

		566,106

Vermont — 1.0%
University of Vermont and State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	3,146,619

Virginia — 1.8%
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(c)	945	964,108
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	4,000	4,827,280

		5,791,388

Washington — 3.2%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	660	786,839
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	2,485	3,024,742
State of Washington, COP
Series B, 5.00%, 07/01/36	1,000	1,251,740
Series B, 5.00%, 07/01/38	1,155	1,444,131
State of Washington, GO, Series C, 5.00%, 02/01/36	3,000	3,784,980

		10,292,432

Wisconsin — 1.9%
Public Finance Authority, RB
Series A, 4.00%, 11/15/37	175	205,721
Series A, 5.00%, 11/15/41	330	409,193
Series A, 5.00%, 07/01/55(a)	305	336,226

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series A, 5.00%, 10/15/55(a)	$955	$1,048,514
Series A-1, 4.50%, 01/01/35(a)	520	597,641
Public Finance Authority, Refunding RB 5.00%, 09/01/49(a)	285	309,046
Series A, 5.00%, 11/15/49	570	686,708
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,065	2,633,267

		6,226,316

Wyoming — 0.2%
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/27(c)	570	709,080

Total Municipal Bonds — 123.9% (Cost: $365,838,569)		404,401,474

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 2.8%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	7,499	9,043,195

Colorado(f) — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43	3,262	4,101,564
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	1,710	1,974,127

		6,075,691

Connecticut — 1.1%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,061	3,650,885

Illinois — 3.2%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	760	762,584
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	1,980	2,311,948
Series B, 5.00%, 01/01/40	6,148	7,294,427

		10,368,959

Louisiana — 3.1%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	3,015	3,392,127
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	6,057	6,814,655

		10,206,782

Maryland — 4.7%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	2,499	3,028,485
Maryland Stadium Authority, RB, 5.00%, 05/01/47	9,817	12,242,462

		15,270,947

Michigan(f) — 2.5%
Michigan Finance Authority, RB 4.00%, 02/15/47	3,728	4,358,666
Series A, 4.00%, 02/15/44	3,332	3,896,582

		8,255,248

Security	Par (000)	Value

New York — 5.6%
New York City Water & Sewer System, Refunding RB, Series FF, 5.00%, 06/15/45	$5,958	$6,198,404
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	7,515	7,651,708
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(f)	4,400	4,464,484

		18,314,596

Pennsylvania — 5.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	3,600	4,221,792
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(f)	4,997	5,817,005
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38(f)	5,927	7,036,937
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,295,952

		19,371,686

Texas — 1.4%
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(c)	4,297	4,672,705

Virginia — 1.4%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(f)	3,720	4,548,109

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.6% (Cost: $100,237,574)		109,778,803

Total Investments — 157.5% (Cost: $466,076,143)		514,180,277

Other Assets Less Liabilities — 0.9%		3,071,201

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.3)%		(59,861,960)

VMTP Shares at Liquidation Value — (40.1)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$326,389,518

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2024 to November 15, 2051, is $19,962,429. See Note 4 of the Notes to Financial Statements for details.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class(a)	$1,918,281	$—	$ (1,918,217)	(b)	$(64)	$—	$—	—	$228	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	35	09/21/21	$4,709	$(96,310)
U.S. Long Bond	22	09/21/21	3,629	(204,563)
5-Year U.S. Treasury Note	30	09/30/21	3,735	(34,988)

				$(335,861)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$335,861	$—	$335,861

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$665,245	$—	$665,245

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(335,861)	$—	$(335,861)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$16,127,547

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2021	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$404,401,474	$—	$404,401,474
Municipal Bonds Transferred to Tender Option Bond Trusts	—	109,778,803	—	109,778,803

	$—	$514,180,277	$—	$514,180,277

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(335,861)	$—	$—	$(335,861)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(59,850,474)	$—	$(59,850,474)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(190,850,474)	$—	$(190,850,474)

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 83.8%

Corporate — 0.8%
California Pollution Control Financing Authority, RB, AMT, 4.75%, 11/01/46	$4,000	$4,572,560

County/City/Special District/School District — 29.2%
California Statewide Communities Development Authority, SAB
Series B, 4.00%, 09/02/40	520	567,658
Series B, 4.00%, 09/02/50	630	683,260
Series C, 4.00%, 09/02/40	1,855	2,028,962
Series C, 4.00%, 09/02/50	1,335	1,446,352
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/39	465	578,632
5.00%, 09/02/40	345	424,868
5.00%, 09/02/44	535	657,670
5.00%, 09/02/49	775	938,626
4.00%, 09/02/50	275	305,300
5.00%, 09/02/50	275	333,572
Series C, 5.00%, 09/02/39	435	541,301
Series C, 5.00%, 09/02/49	225	272,459
California Statewide Communities Development Authority, ST
4.00%, 09/01/41	250	290,095
4.00%, 09/01/51	490	558,130
Chaffey Joint Union High School District, GO, CAB(a)
Series C, 0.00%, 08/01/32	250	189,768
Series C, 0.00%, 08/01/33	500	363,265
Series C, 0.00%, 08/01/34	505	350,955
Series C, 0.00%, 08/01/35	545	362,403
Series C, 0.00%, 08/01/36	500	317,720
Series C, 0.00%, 08/01/37	650	394,700
Series C, 0.00%, 08/01/38	630	366,055
Series C, 0.00%, 08/01/39	750	416,348
Series C, 0.00%, 08/01/40	1,850	981,795
Series C, 0.00%, 08/01/41	305	154,760
Series C, 0.00%, 02/01/42	350	173,453
ChiNo.Valley Unified School District, GO, Series B, 4.00%, 08/01/45	640	768,595
City & County of San Francisco California, COP, Series C, AMT, 5.25%, 03/01/32	1,050	1,130,472
City of Dixon California, ST, 4.00%, 09/01/45	465	535,727
City of Roseville California, ST, 4.00%, 09/01/50	395	447,420
City of Sacramento California Transient Occupancy Tax Revenue, RB, Series A, 5.00%, 06/01/48	3,750	4,453,087
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(b)	5,000	5,658,150
El Monte City School District, GO, Series B, 5.50%, 08/01/46	4,265	5,234,690
Fowler Unified School District, GO, Series A, (BAM), 5.25%, 08/01/46	3,700	4,607,536
Garden Grove Unified School District, GO, Series C, 5.25%, 08/01/23(b)	2,725	3,005,566
Gavilan Joint Community College District, GO(b)
Series D, 5.50%, 08/01/21	2,165	2,165,000
Series D, 5.75%, 08/01/21	8,400	8,400,000
Glendale Community College District, GO, CAB(a)
Series B, 0.00%, 08/01/43	1,875	1,056,488
Series B, 0.00%, 08/01/44	3,315	1,804,354

Security	Par (000)	Value

County/City/Special District/School District (continued)
Glendale Community College District, GO, CAB(a) (continued)
Series B, 0.00%, 02/01/45	$3,475	$1,860,133
Hayward Unified School District, GO, Series A, (BAM), 4.00%, 08/01/48	2,000	2,315,500
Kern Community College District, GO, Series C, 5.25%, 11/01/23(b)	5,715	6,368,510
Menifee Union School District, GO, Series B, (BAM), 4.00%, 08/01/43	5,370	6,245,954
Mount San Antonio Community College District, Refunding GO, Series A, 5.00%, 08/01/23(b)	4,500	4,940,910
Orange County Community Facilities District, ST 4.00%, 08/15/40	295	340,389
4.00%, 08/15/50	270	308,640
Perris Union High School District, GO, Series B, (BAM), 5.25%, 09/01/39	2,715	3,227,728
Perris Union High School District, Refunding COP, (BAM), 4.00%, 10/01/43	10,000	11,719,300
Riverside County Public Financing Authority, Refunding TA, Series A, (BAM), 4.00%, 10/01/40	5,455	6,285,469
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (AGM), 4.00%, 10/01/37	6,000	6,622,080
RNR School Financing Authority, ST
Series A, (BAM), 5.00%, 09/01/37	1,500	1,782,450
Series A, (BAM), 5.00%, 09/01/41	3,000	3,556,440
San Bernardino County Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,500	5,063,985
San Jose Financing Authority, RB 5.75%, 05/01/36	2,570	2,579,920
5.75%, 05/01/42	4,500	4,517,010
San Jose Financing Authority, Refunding RB, Series A, 5.00%, 06/01/23(b)	9,175	9,991,391
San Leandro Unified School District, GO, Series A, 5.75%, 08/01/41	3,000	3,000,000
Santa Clara Unified School District, GO, 4.00%, 07/01/48	5,000	5,715,200
Transbay Joint Powers Authority, TA
Series A, 5.00%, 10/01/49	2,500	3,167,075
Series B, Subordinate, 5.00%, 10/01/35	300	385,296
Series B, Subordinate, 5.00%, 10/01/38	600	765,816
Walnut Valley Unified School District, GO, Series B, 5.75%, 08/01/21(b)	7,680	7,680,000
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/38	1,625	1,864,980
West Contra Costa Unified School District, GO(b)
Series A, (AGM), 5.25%, 08/01/21	6,140	6,140,000
Series A, 5.50%, 08/01/23	2,500	2,769,850
Series B, 5.50%, 08/01/23	3,000	3,323,820

		165,503,038

Education — 9.9%
California Educational Facilities Authority, RB, Series A, 5.00%, 10/01/53	10,000	12,259,100
California Enterprise Development Authority, RB, Series A, 5.00%, 08/01/55	1,000	1,225,640
California Municipal Finance Authority, RB 6.00%, 01/01/22(b)	2,750	2,817,073
(BAM), 3.00%, 05/15/54	5,000	5,391,050
Series A, 5.50%, 08/01/34(c)	250	271,180
Series A, 5.00%, 10/01/39(c)	245	281,598
Series A, 5.00%, 10/01/49(c)	410	461,020
Series A, 5.00%, 10/01/57(c)	810	902,186

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
California Municipal Finance Authority, Refunding RB 5.00%, 08/01/39	$645	$736,455
5.00%, 08/01/48	305	342,222
California School Finance Authority, RB(c) 5.00%, 06/01/40	305	347,660
5.00%, 06/01/50	475	530,670
4.00%, 06/01/51	800	855,064
5.00%, 06/01/59	760	841,730
(NPFGC), 5.00%, 06/01/61	820	915,891
Series A, 5.00%, 07/01/49	500	618,025
Series A, 5.00%, 06/01/58	3,615	3,983,307
Series A, 5.00%, 07/01/59	1,185	1,353,543
Series B, 4.00%, 07/01/45	475	475,394
California School Finance Authority, Refunding RB(c) 5.00%, 08/01/25(b)	105	124,645
5.00%, 08/01/46	1,145	1,304,716
Series A, 5.00%, 07/01/36	755	867,910
California Statewide Communities Development Authority, RB, Series A, 5.00%, 05/15/37	4,000	4,915,600
California Statewide Communities Development Authority, Refunding RB, 5.00%, 05/15/40	2,250	2,673,090
Grossmont Union High School District, GO, Series C, 5.50%, 08/01/21(b)	1,880	1,880,000
Hastings Campus Housing Finance Authority, RB
Series A, 5.00%, 07/01/45	675	822,049
Series A, 5.00%, 07/01/61	4,045	4,821,033
University of California, Refunding RB 5.25%, 05/15/24(b)	710	810,508
Series AM, 5.25%, 05/15/36	2,970	3,377,543

		56,205,902

Health — 7.5%
California Health Facilities Financing Authority, Refunding RB
5.00%, 08/01/40	700	910,903
Series A, 4.00%, 03/01/39	895	1,019,029
Series A, 5.25%, 11/01/41	10,000	10,126,500
Series A, 4.00%, 03/01/43	1,315	1,390,428
Series A, 4.00%, 04/01/49	3,570	4,218,919
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 11/01/39(c)	215	249,230
Series A, 5.00%, 02/01/42	4,000	4,855,320
Series A, 5.00%, 11/01/49(c)	245	279,413
California Public Finance Authority, RB(c) 5.00%, 11/15/36	130	154,080
5.00%, 11/15/46	130	151,182
5.00%, 11/15/51	130	150,628
5.00%, 11/15/56	130	150,079
California Statewide Communities Development Authority, RB 4.25%, 01/01/43	3,450	3,983,025
4.00%, 08/01/45	2,500	2,621,975
4.00%, 07/01/48	1,780	1,984,878
California Statewide Communities Development Authority, Refunding RB
5.00%, 12/01/21(b)	2,860	2,906,160
4.00%, 04/01/42	2,595	2,871,497

Security	Par (000)	Value

Health (continued)
California Statewide Communities Development Authority, Refunding RB (continued) 4.00%, 04/01/47	$1,320	$1,439,777
Series A, 4.00%, 12/01/57	3,250	3,428,523

		42,891,546

Housing — 7.2%
California Community Housing Agency, RB, M/F Housing(c) 4.00%, 08/01/46	745	834,057
3.00%, 08/01/56	1,355	1,414,593
Series A, 5.00%, 04/01/49	3,670	4,206,077
Series A, 4.00%, 02/01/56	3,985	4,358,390
Series A-2, 4.00%, 08/01/47	2,325	2,573,821
California Housing Finance, RB, M/F Housing
Series 2, Class A, 4.00%, 03/20/33	4,006	4,764,736
Series 2021-1, Class A, 3.50%, 11/20/35	980	1,167,813
Series A, 4.25%, 01/15/35	1,342	1,662,118
CSCDA Community Improvement Authority, RB, M/F Housing 2.65%, 12/01/46(c)	1,590	1,644,505
4.00%, 07/01/56(c)	1,295	1,414,257
4.00%, 08/01/56(c)	1,640	1,830,371
3.00%, 12/01/56	1,300	1,349,738
Series A, 5.00%, 07/01/51(c)	1,140	1,352,382
Series A-2, 4.00%, 09/01/56(c)	2,330	2,608,039
Freddie Mac Multifamily ML Certificates, RB, M/F Housing, Series CA, Class A, 3.35%, 11/25/33	8,387	9,602,871

		40,783,768

State — 1.7%
California State Public Works Board, RB, Series I, 5.50%, 11/01/33	2,575	2,874,704
State of California, GO, 4.00%, 04/01/49	5,550	6,566,150

		9,440,854

Tobacco — 5.6%
California County Tobacco Securitization Agency, Refunding RB 4.00%, 06/01/49	270	321,362
5.00%, 06/01/50	310	370,909
Series A, 4.00%, 06/01/49	1,400	1,675,766
Series B-1, Subordinate, 4.00%, 06/01/49	325	373,484
California County Tobacco Securitization Agency, Refunding RB, CAB(a) 0.00%, 06/01/55	2,730	689,734
Series B-2, Subordinate, 0.00%, 06/01/55	4,100	835,662
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/33	2,175	2,719,772
Series A-1, 5.00%, 06/01/35	3,215	3,949,081
Series A-1, 5.00%, 06/01/47	11,750	12,144,917
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	5,060	6,388,921
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(a)	11,850	2,358,150

		31,827,758

Transportation — 19.0%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/35	1,500	1,793,025

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Bay Area Toll Authority, Refunding RB, Sub-Series S-8, Subordinate, 3.00%, 04/01/54	$13,180	$14,095,878
California Municipal Finance Authority, ARB
AMT, Senior Lien, 5.00%, 12/31/43	6,500	7,964,125
AMT, Senior Lien, 4.00%, 12/31/47	7,500	8,464,275
AMT, Senior Lien, (AGM), 4.00%, 12/31/47	2,845	3,218,833
City of Los Angeles Department of Airports, ARB
Series D, AMT, 5.00%, 05/15/35	2,000	2,322,440
Series D, AMT, 5.00%, 05/15/36	1,500	1,740,630
Series C, AMT, Subordinate, 5.00%, 05/15/38	3,215	3,963,838
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, 5.00%, 05/15/46	2,500	3,210,600
County of Sacramento California Airport System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	2,500	3,013,550
Sub-Series B, 5.00%, 07/01/41	1,750	2,120,580
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/41	3,075	3,701,378
Series A, AMT, 5.00%, 03/01/47	6,770	8,068,486
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	200	225,268
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/47	6,000	7,251,120
San Diego County Regional Airport Authority, Refunding ARB
AMT, Subordinate, 5.00%, 07/01/37	350	457,485
AMT, Subordinate, 5.00%, 07/01/38	350	456,495
AMT, Subordinate, 5.00%, 07/01/39	500	650,790
AMT, Subordinate, 5.00%, 07/01/40	700	909,517
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	1,900	2,058,536
Series A, AMT, 5.00%, 05/01/40	3,785	4,222,432
Series A, AMT, 5.00%, 05/01/44	8,660	10,453,922
Series A, AMT, 5.00%, 05/01/49	3,500	4,351,690
Series D, AMT, 5.00%, 05/01/43	7,715	9,507,040
San Francisco Municipal Transportation Agency, RB, Series C, 4.00%, 03/01/51	3,000	3,640,440

		107,862,373

Utilities — 2.9%
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/21(b)	7,200	7,286,688
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/36	2,335	2,726,533
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.25%, 08/01/47	5,000	6,356,350

		16,369,571

Total Municipal Bonds in California		475,457,370

Puerto Rico — 4.8%

State — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	713	820,199
Series A-1, Restructured, 5.00%, 07/01/58	1,051	1,224,552
Series A-2, Restructured, 4.33%, 07/01/40	1,393	1,582,239
Series A-2, Restructured, 4.78%, 07/01/58	136	156,373

Security	Par (000)	Value

State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 4.75%, 07/01/53	$735	$845,507
Series B-1, Restructured, 5.00%, 07/01/58	8,899	10,359,237
Series B-2, Restructured, 4.33%, 07/01/40	7,022	7,971,445
Series B-2, Restructured, 4.78%, 07/01/58	713	820,242
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(a)	9,402	3,141,020

Total Municipal Bonds in Puerto Rico		26,920,814

Total Municipal Bonds — 88.6% (Cost: $457,628,112)		502,378,184

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 73.7%

County/City/Special District/School District — 23.0%
California Municipal Finance Authority, RB, 5.00%, 06/01/48	9,500	11,878,895
Fremont Union High School District, Refunding GO, Series A, 4.00%, 08/01/46	4,996	5,819,743
Los Angeles County Facilities, Inc., RB, Series A, 5.00%, 12/01/51(e)	11,420	14,284,822
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(e)	7,075	8,886,625
Palomar Community College District, GO, Series C, 5.00%, 08/01/25(b)	15,140	17,972,543
Riverside County Public Financing Authority, RB, 5.25%, 11/01/45	10,000	11,869,999
Sacramento Area Flood Control Agency, Refunding SAB, Series A, 5.00%, 10/01/43	10,005	12,086,740
San Luis Obispo County Community College District, Refunding GO, Series A, 4.00%, 08/01/40	6,585	7,486,879
San Mateo County Community College District, GO, Series A, 5.00%, 09/01/25(b)	17,615	20,971,001
West Valley-Mission Community College District, GO, Series B, 4.00%, 08/01/40	17,000	19,336,650

		130,593,897

Education — 8.9%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	13,002	15,398,175
University of California, RB, Series AM, 5.25%, 05/15/44	9,210	10,458,148
University of California, Refunding RB, Series I, 5.00%, 05/15/40	21,105	24,564,314

		50,420,637

Health — 18.5%
California Health Facilities Financing Authority, RB
5.00%, 11/15/56	6,000	7,470,000
Series A, 5.00%, 08/15/23(b)	10,000	10,998,100
Series A, 4.00%, 11/15/42	7,500	8,737,200
Series B, 5.00%, 08/15/55	4,500	5,429,835
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 08/15/25(b)	24,940	29,646,178
Series A, 4.00%, 10/01/47	6,018	6,828,320

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
California Health Facilities Financing Authority, Refunding RB (continued)
Sub-Series A-2, 4.00%, 11/01/44	$13,280	$15,447,562
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	19,860	20,478,242

		105,035,437

State — 1.7%
State of California, GO, 4.00%, 03/01/50(e)	5,000	5,997,100
State of California, Refunding GO, 5.25%, 10/01/39	3,000	3,640,500

		9,637,600

Transportation — 9.3%
Bay Area Toll Authority, Refunding RB(e)
4.00%, 04/01/42	11,250	13,000,160
4.00%, 04/01/49	6,555	7,502,918
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/40	5,500	6,366,140
Series B, AMT, 5.00%, 05/15/41	3,645	4,339,706
Series B, AMT, 5.00%, 05/15/46	5,000	5,922,550
Series D, AMT, 5.00%, 05/15/41	13,311	15,399,637

		52,531,111

Utilities — 12.3%
Anaheim Public Financing Authority, Refunding RB
Series A, 5.00%, 05/01/39	6,000	6,657,060
Series A, 5.00%, 05/01/46	13,500	14,976,225
Beaumont Public Improvement Authority, RB, Series A, 5.00%, 09/01/49	6,000	7,101,420
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.00%, 06/01/44	6,290	7,335,209
City of Sacramento California Water Revenue, RB, 5.25%, 09/01/47	14,825	18,642,726
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	8,413	9,991,505
Mountain House Public Financing Authority, RB, Series A, 4.00%, 12/01/55	4,500	5,258,025

		69,962,170

Total Municipal Bonds in California		418,180,852

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 73.7% (Cost: $378,624,499)		418,180,852

Total Long-Term Investments — 162.3% (Cost: $836,252,611)		920,559,036

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.01%(f)(g)	889,341	$889,875

Total Short-Term Securities — 0.2% (Cost: $ 889,875)		889,875

Total Investments — 162.5% (Cost: $ 837,142,486)		921,448,911

Other Assets Less Liabilities — 1.5%		8,577,151

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (34.7)%		(196,599,103)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (29.3)%		(166,234,817)

Net Assets Applicable to Common Shares — 100.0%		$567,192,142

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to March 1, 2028, is $29,423,078. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$209,674	$673,281	(a)	$—	$6,920	$—	$889,875	889,341	$407	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	194	09/21/21	$ 26,099	$(461,798)
U.S. Long Bond	137	09/21/21	22,601	(1,166,616)
5-Year U.S. Treasury Note	193	09/30/21	24,025	(224,965)

				$(1,853,379)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,853,379	$—	$1,853,379

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$2,225,620	$—	$2,225,620

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(1,853,379)	$—	$(1,853,379)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$49,030,348

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$502,378,184	$—	$502,378,184
Municipal Bonds Transferred to Tender Option Bond Trusts	—	418,180,852	—	418,180,852
Short-Term Securities
Money Market Funds	889,875	—	—	889,875

	$889,875	$920,559,036	$—	$921,448,911

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,853,379)	$—	$—	$(1,853,379)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(196,550,164)	$—	$(196,550,164)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

	$—	$(363,050,164)	$—	$(363,050,164)

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$630	$779,140

New York — 119.1%

Corporate — 4.5%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	12,210	17,821,838
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	1,160	1,227,280
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	635	822,128
AMT, 5.00%, 10/01/40	1,800	2,301,408
New York Transportation Development Corp., Refunding ARB
AMT, 2.25%, 08/01/26	2,195	2,251,390
AMT, 3.00%, 08/01/31	1,755	1,898,875

		26,322,919

County/City/Special District/School District — 27.7%
City of New York, GO
Series A-1, 5.00%, 08/01/21(b)	1,950	1,950,000
Series F-1, 4.00%, 03/01/40	1,450	1,772,176
Series F-1, 5.00%, 03/01/50	2,730	3,542,694
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,298,303
Sub-Series D-1, 5.00%, 10/01/21(b)	2,810	2,832,199
Sub-Series D-1, 5.00%, 08/01/31	1,300	1,424,007
Sub-Series D-1, 5.00%, 10/01/33	5,540	5,583,877
City of New York, Refunding GO
Series E, 5.50%, 08/01/25	5,435	6,018,665
Series E, 5.00%, 08/01/32	2,040	2,233,535
Series I, 5.00%, 08/01/22(b)	490	513,848
City of Yonkers New York, GO
Series B, (AGM, SAW), 4.00%, 02/15/36	205	249,844
Series B, (AGM, SAW), 4.00%, 02/15/37	325	394,228
Series B, (AGM, SAW), 4.00%, 02/15/38	355	429,167
Series B, (AGM, SAW), 3.00%, 02/15/39	325	356,863
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,770	2,168,692
Series B, (AGM), 5.00%, 07/01/45	2,185	2,725,613
County of Nassau New York, Refunding GO, Series A, (AGM), 4.00%, 04/01/50	4,575	5,478,379
Erie County Industrial Development Agency, Refunding RB
Series A, (SAW), 5.00%, 05/01/28	750	894,098
Series A, (SAW), 5.00%, 05/01/29	4,060	4,835,622
Ithaca City School District Refunding GO
(BAM SAW), 2.00%, 06/15/33	450	459,864
(BAM SAW), 2.00%, 06/15/34	880	889,090
Mahopac Central School District, Refunding GO, (SAW), 2.00%, 06/01/32	820	865,510
Metropolitan Transportation Authority, Refunding RB
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,835,339
Sub-Series B-2, 4.00%, 11/15/34	3,000	3,488,610
New York City Industrial Development Agency, RB(c)
(AGC), 0.00%, 03/01/39	5,000	3,305,450
(AGC), 0.00%, 03/01/43	4,330	2,561,758

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Industrial Development Agency, Refunding RB, 3.00%, 03/01/49.	$2,215	$2,315,184
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 11/01/38	1,000	1,103,500
Series A-2, 5.00%, 08/01/38	4,105	5,118,196
Sub-Series A-1, 5.00%, 08/01/40	1,025	1,294,462
Sub-Series A-3, 4.00%, 08/01/43	3,320	3,875,237
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,828,218
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,903,210
Sub-Series B-1, 5.00%, 11/01/38	4,000	4,741,040
Sub-Series E-1, 5.00%, 02/01/43	975	1,200,284
Sub-Series F-1, 5.00%, 05/01/42	7,175	8,782,846
New York Convention Center Development Corp., RB, CAB(c)
Series B, Sub Lien, 0.00%, 11/15/32	685	560,919
Series B, Sub Lien, 0.00%, 11/15/42	2,640	1,625,844
Series B, Sub Lien, 0.00%, 11/15/47	6,740	3,553,732
Series B, Sub Lien, 0.00%, 11/15/48	3,550	1,884,020
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	7,825	3,078,903
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	7,370	8,647,368
5.00%, 11/15/45	13,995	16,306,414
New York Liberty Development Corp., Refunding RB
5.00%, 11/15/31	2,570	2,605,286
5.00%, 11/15/44	2,000	2,025,940
5.75%, 11/15/51	3,000	3,043,800
Class 1, 4.00%, 09/15/35	1,090	1,116,007
Class 2, 5.00%, 09/15/43	3,725	3,824,793
Series 1, Class 1, 5.00%, 11/15/44(d)	6,110	6,751,306
New York State Dormitory Authority, RB, Series A, 5.00%, 02/15/23(b)	6,500	6,988,410
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 07/01/22(b)	1,490	1,556,454
South Glens Falls Central School District Refunding GO
Series A, (SAW), 2.00%, 07/15/34	1,400	1,413,776
Series A, (SAW), 2.00%, 07/15/35	830	834,092
Town of Oyster Bay, Refunding GO, Series A, (AGM), 2.00%, 03/01/35	765	762,338
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	750	823,380

		161,672,390

Education — 13.6%
Albany Capital Resource Corp., Refunding RB
Series A, 5.00%, 12/01/31	250	285,378
Series A, 5.00%, 12/01/32	100	114,052
Series A, 4.00%, 12/01/34	110	121,630
Build NYC Resource Corp., RB, Series A, 4.00%, 06/15/56	530	581,484
Build NYC Resource Corp., Refunding RB
4.00%, 08/01/42	975	1,114,688
Series A, 5.00%, 06/01/43	525	588,567
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	685	854,311
5.00%, 07/01/48	1,030	1,279,528

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	$1,180	$1,460,887
4.00%, 07/01/46	2,235	2,607,485
Hempstead Town Local Development Corp. Refunding RB, Series A, 3.00%, 07/01/51	2,815	3,067,928
Hempstead Town Local Development Corp., Refunding RB, 5.00%, 07/01/47	1,645	2,015,964
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	815	957,584
Series B, 5.00%, 07/01/43	2,940	3,449,149
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(b)	1,440	1,574,986
Series A, 4.00%, 07/01/39	500	567,995
New York State Dormitory Authority, RB
1st Series, (AMBAC), 5.50%, 07/01/40	4,580	6,915,525
Series B, 5.00%, 07/01/22(b)	3,840	4,011,264
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44	2,130	2,397,230
Series A, 5.00%, 07/01/22(b)	8,730	9,119,358
Series A, 5.25%, 07/01/23(b)	12,930	14,203,863
Series A, 5.00%, 07/01/35	1,380	1,608,031
Series A, 4.00%, 07/01/37	240	269,347
Series A, 5.00%, 07/01/37	2,240	2,606,128
Series A, 5.00%, 07/01/38	1,475	1,824,649
Series A, 5.00%, 07/01/43	2,520	2,920,806
Series A, 5.00%, 07/01/46	2,490	3,058,865
Onondaga County Trust for Cultural Resources, RB, 5.00%, 12/01/21(b)	2,340	2,377,604
St. Lawrence County Industrial Development Agency, RB, 5.38%, 09/01/41	500	501,955
Troy Capital Resource Corp., Refunding RB
4.00%, 09/01/30	230	285,681
4.00%, 09/01/31	130	160,923
4.00%, 09/01/32	190	232,685
4.00%, 09/01/33	55	66,908
4.00%, 09/01/34	85	102,864
4.00%, 09/01/35	100	120,588
4.00%, 09/01/36	155	186,234
4.00%, 09/01/40	985	1,177,489
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	2,265	2,550,005
Series A, 5.00%, 07/01/41	825	926,855
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	380	466,625
Series A, 5.00%, 10/15/50	645	773,781

		79,506,879

Health — 5.6%
County of Suffolk New York EDC, RB, Catholic Health Services, 2.00%, 06/15/34	3,955	3,964,808
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	2,870	3,268,356
Dutchess County Local Development Corp., Refunding RB
Series B, 4.00%, 07/01/37	340	402,308
Series B, 4.00%, 07/01/38	360	424,876
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	285	314,552

Security	Par (000)	Value

Health (continued)
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	$855	$971,306
5.00%, 12/01/46	1,280	1,536,243
Monroe County Industrial Development Corp., Refunding RB
3.00%, 12/01/40	1,270	1,387,196
4.00%, 12/01/46	2,910	3,442,326
Series A, 5.00%, 12/01/32	830	878,738
Series A, 5.00%, 12/01/37	350	370,125
New York State Dormitory Authority, RB
Series C, 4.25%, 05/01/39	1,000	1,028,650
Series D, 4.25%, 05/01/39	300	308,595
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/45	815	938,228
1st Series, 5.00%, 07/01/42	2,625	3,246,731
Series A, 5.00%, 05/01/32	3,525	4,096,790
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	3,070	3,317,258
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	625	706,025
Westchester County Healthcare Corp., Refunding RB, Series A, Senior Lien, 5.00%, 11/01/21(b)	1,790	1,811,444

		32,414,555

Housing — 9.5%
New York City Housing Development Corp., RB, M/F Housing
4.00%, 11/01/43	790	864,363
Series A, (HUD SECT 8), 2.70%, 08/01/45	275	281,889
Series A, 2.90%, 11/01/50	900	930,258
Series B-1, 5.25%, 07/01/32	6,865	7,436,923
Series B-1, 5.00%, 07/01/33	1,675	1,809,251
Series D-1-B, 4.20%, 11/01/40	550	585,635
Series F-1, (FHA), 2.60%, 11/01/56	5,455	5,528,588
Series G-1, 3.90%, 05/01/45	550	572,600
Series H, 2.55%, 11/01/45	1,265	1,293,576
Series H, 2.60%, 11/01/50	2,175	2,209,365
Series I-1, (FHA 542 (C)), 2.55%, 11/01/45	3,820	3,888,531
Series I-1-A, 3.95%, 11/01/36	550	599,962
Series I-1-A, 4.05%, 11/01/41	550	601,915
New York City Housing Development Corp., Refunding RB, Series F-1-A, 3.30%, 11/01/46	560	583,453
New York City Housing Development Corp., Refunding RB, M/F Housing
Series B-1-A, 3.65%, 11/01/49	1,245	1,331,727
Series B-1-A, 3.75%, 11/01/54	1,725	1,847,061
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42	1,045	1,142,572
Series D, (SONYMA), 3.80%, 11/01/49	2,050	2,238,948
Series E, (SONYMA), 3.80%, 11/01/49	1,130	1,234,152
Series H, 4.15%, 11/01/43	1,650	1,855,507
Series H, 4.20%, 11/01/48	1,095	1,223,673
Series M-1, (FHA), 2.65%, 11/01/54	765	780,698
Series P, 3.15%, 11/01/54	1,315	1,371,400
Series A, AMT, 4.65%, 11/15/38	1,500	1,503,870
State of New York Mortgage Agency, RB, S/F Housing, Series 225, 2.45%, 10/01/45	500	502,030
State of New York Mortgage Agency, Refunding RB Series 218, AMT, 3.60%, 04/01/33	1,095	1,191,075

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
State of New York Mortgage Agency, Refunding RB (continued)
Series 218, AMT, 3.85%, 04/01/38	$295	$313,750
State of New York Mortgage Agency, Refunding RB, S/F Housing
Series 190, 3.80%, 10/01/40	1,680	1,733,995
Series 231, 2.50%, 10/01/46	3,630	3,652,107
Series 194, AMT, 3.80%, 04/01/28	3,780	4,041,803
Yonkers Industrial Development Corp., RB, AMT, (SONYMA), 5.25%, 04/01/37	2,445	2,452,066

		55,602,743

State — 12.1%
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1, Subordinate, (SAW), 5.00%, 07/15/37	2,000	2,304,560
Series S-3, Subordinate, (SAW), 5.25%, 07/15/36	1,910	2,454,369
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	6,070	7,198,656
New York State Dormitory Authority, RB
Series 2015B-C, 5.00%, 03/15/37	2,000	2,361,400
Series A, 5.00%, 03/15/39	1,610	2,030,790
Series A, 5.00%, 03/15/41	8,550	10,484,608
Series A, 5.00%, 02/15/42	3,000	3,632,640
Series B, 5.00%, 03/15/37	1,000	1,029,470
Series B, 5.00%, 03/15/39	2,280	2,805,472
Series B, 5.00%, 03/15/42	7,500	7,718,025
Series C, 4.00%, 03/15/45	3,900	4,537,260
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/46	6,200	7,368,452
Series B, 5.00%, 02/15/37	2,130	2,656,642
Series B, 4.00%, 02/15/46	2,835	3,282,448
Series E, 5.00%, 03/15/41	3,335	4,248,623
New York State Urban Development Corp., RB, Series C, 5.00%, 03/15/32	2,000	2,155,380
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/24(b)	3,835	4,304,596

		70,573,391

Tobacco — 2.7%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	2,190	2,280,732
5.00%, 06/01/48	820	852,259
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,460	2,693,183
Series A-2-B, 5.00%, 06/01/51	800	854,272
Series B, 5.00%, 06/01/41	655	780,655
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	1,650	1,859,039
5.25%, 05/15/40	2,250	2,485,237
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	310	377,103
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	2,910	3,215,695

		15,398,175

Security	Par (000)	Value

Transportation — 26.6%
Buffalo & Fort Erie Public Bridge Authority, RB
5.00%, 01/01/42	$1,250	$1,517,125
5.00%, 01/01/47	1,545	1,867,009
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	800	966,640
Series A, 5.00%, 02/15/42	6,225	7,492,472
Series A, 4.00%, 02/15/44	2,685	3,047,824
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/21(b)	1,000	1,013,890
Series A, 5.00%, 05/15/23(b)	1,000	1,087,450
Series A, 5.00%, 11/15/42	3,500	4,231,990
Series A-1, 5.25%, 11/15/23(b)	5,405	6,039,168
Series D, 5.25%, 11/15/21(b)	3,450	3,500,289
Series E, 5.00%, 11/15/38	7,785	8,553,924
Series H, 5.00%, 11/15/22(b)	930	988,450
Series H, 5.00%, 11/15/31	760	805,098
Sub-Series B-3, 5.00%, 11/15/23(b)	3,250	3,612,797
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	4,000	4,225,480
Series A, (AGM), 4.00%, 11/15/46	1,035	1,201,428
Series C-1, 4.75%, 11/15/45	1,795	2,227,200
Series C-1, 5.00%, 11/15/56	2,350	2,789,544
Sub-Series B-1, 5.00%, 11/15/51	2,815	3,349,400
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	6,137,202
New York City Industrial Development Agency, Refunding RB, Series A, AMT, 5.00%, 07/01/28	930	968,735
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	3,500	3,563,770
New York State Thruway Authority, RB
Series N, 5.00%, 01/01/35	550	716,463
Series A, Junior Lien, 5.00%, 01/01/41	2,110	2,489,272
New York State Thruway Authority, Refunding RB
Series I, 5.00%, 01/01/22(b)	7,475	7,625,621
Series J, 5.00%, 01/01/41	6,275	6,950,064
Series K, 5.00%, 01/01/29	2,225	2,574,592
Series K, 5.00%, 01/01/31	1,500	1,733,280
Series L, 5.00%, 01/01/34	840	1,055,116
Series L, 5.00%, 01/01/35	970	1,218,495
Series B, Subordinate, 3.00%, 01/01/53	250	267,753
Series B, Subordinate, 4.00%, 01/01/53	985	1,150,775
New York Transportation Development Corp., ARB
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,575	1,722,058
Series A, AMT, 5.00%, 07/01/41	2,155	2,430,237
Series A, AMT, 5.00%, 07/01/46	1,735	1,949,533
Series A, AMT, 5.25%, 01/01/50	10,730	12,141,424
New York Transportation Development Corp., RB, AMT, 4.00%, 04/30/53	1,840	2,174,218
New York Transportation Development Corp., Refunding RB
Series A, Class A, AMT, 4.00%, 12/01/41	275	326,277
Series A, Class A, AMT, 4.00%, 12/01/42	275	323,760
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/34	125	156,036
AMT, 5.00%, 04/01/35	110	137,122
AMT, 5.00%, 04/01/36	120	149,358
AMT, 5.00%, 04/01/37	140	173,877
AMT, 5.00%, 04/01/38	70	86,778
AMT, 5.00%, 04/01/39	95	117,576

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Port Authority of New York & New Jersey, ARB, Consolidated, 220th Series, AMT, 4.00%, 11/01/59	$5,895	$6,776,951
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 183th Series, 4.00%, 06/15/44	1,500	1,647,105
Series 179, 5.00%, 12/01/38	1,390	1,539,745
178th Series, AMT, 5.00%, 12/01/43	750	824,078
195th Series, AMT, 5.00%, 04/01/36	1,500	1,814,925
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	1,000	1,009,100
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	735	770,956
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,132,110
Series 178th, AMT, 5.00%, 12/01/33	1,140	1,258,754
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	1,150	1,373,571
Series B, 5.00%, 11/15/40	1,010	1,192,598
Series B, 5.00%, 11/15/45	1,500	1,764,450
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/38	1,000	1,059,210
Series A, 5.25%, 11/15/45	1,460	1,703,630
Series A, 5.00%, 11/15/50	4,500	5,189,130
Series C, 5.00%, 11/15/37	1,050	1,334,865
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(c)	9,700	8,056,723

		155,304,471

Utilities — 16.8%
Long Island Power Authority, RB
5.00%, 09/01/35	2,000	2,544,960
5.00%, 09/01/36	975	1,216,157
5.00%, 09/01/37	3,825	4,861,269
5.00%, 09/01/42	335	415,300
5.00%, 09/01/47	1,075	1,326,604
Long Island Power Authority, Refunding RB
Series B, 5.00%, 09/01/41	590	714,596
Series B, 5.00%, 09/01/46	825	988,482
New York City Water & Sewer System, RB
3.00%, 06/15/50	2,750	2,992,633
Series DD, 5.25%, 06/15/47	4,140	5,103,709
Series DD-1, 4.00%, 06/15/49	1,365	1,600,230
Series DD-1, 3.00%, 06/15/50	970	1,047,105
Series CC-1, Subordinate, 3.00%, 06/15/51	2,730	2,981,160
Series CC-1, Subordinate, 4.00%, 06/15/51	5,455	6,534,599
New York City Water & Sewer System, Refunding RB
Series EE, 5.00%, 06/15/40.	5,170	6,464,103
Series HH, 5.00%, 06/15/39	3,000	3,513,180
Sub-Series AA-1, 3.00%, 06/15/50	1,700	1,852,949
New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/21(b)	4,920	4,988,339
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	1,195	1,385,853
Series B, 5.00%, 03/15/45	5,145	5,954,772
Series B, Subordinate, 5.00%, 06/15/48	1,345	1,696,354
New York State Environmental Facilities Corp., Refunding RB
Series A, 5.00%, 06/15/40	4,275	5,001,622

Security	Par (000)	Value

Utilities (continued)
New York State Environmental Facilities Corp., Refunding RB (continued)
Series A, 5.00%, 06/15/45	$18,920	$22,080,586
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	9,960	11,016,656
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/25(b)	1,185	1,392,268

		97,673,486

Total Municipal Bonds in New York		694,469,009

Puerto Rico — 4.7%

State — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	724	832,854
Series A-1, Restructured, 5.00%, 07/01/58	1,042	1,214,066
Series A-2, Restructured, 4.33%, 07/01/40	1,378	1,565,201
Series A-2, Restructured, 4.78%, 07/01/58	123	141,425
Series B-1, Restructured, 4.75%, 07/01/53	746	858,161
Series B-1, Restructured, 5.00%, 07/01/58	9,024	10,504,748
Series B-2, Restructured, 4.33%, 07/01/40	7,120	8,082,695
Series B-2, Restructured, 4.78%, 07/01/58	722	830,596
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	10,522	3,515,190

Total Municipal Bonds in Puerto Rico		27,544,936

Total Municipal Bonds — 123.9% (Cost: $651,296,905)		722,793,085

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 32.5%

County/City/Special District/School District — 2.8%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	3,500	3,915,275
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(f)	3,157	3,171,361
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series D-1, 5.00%, 11/01/38	4,125	4,173,964
Sub-Series F-1, 5.00%, 05/01/38	4,123	5,130,340

		16,390,940

Education — 0.4%
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	1,981	2,175,082

Health — 1.2%
County of Monroe New York Industrial Development Corp., 4.00%, 07/01/50	5,892	6,979,448

Housing — 3.8%
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.00%, 11/01/53	2,733	2,916,263

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	$4,370	$4,886,272
New York City Housing Development Corp., Refunding RB, M/F Housing, Series B-1-A, 3.85%, 05/01/58	2,625	2,821,481
New York State Housing Finance Agency, RB, M/F Housing, Series I, 4.05%, 11/01/48	5,457	6,040,216
New York State Housing Finance Agency, Refunding RB, Series C, 3.85%, 11/01/39	2,413	2,703,343
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 192, 3.80%, 10/01/31	2,471	2,620,382

		21,987,957

State — 5.2%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/32	2,000	2,552,040
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(f)	3,549	4,506,636
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/31	3,940	3,962,655
New York State Urban Development Corp., Refunding RB, Series A, 5.00%, 03/15/45	1,001	1,175,203
Sales Tax Asset Receivable Corp., Refunding RB(b)
Series A, 4.00%, 10/15/24	8,000	8,979,600
Series A, 5.00%, 10/15/24	7,995	9,228,948

		30,405,082

Transportation — 14.3%
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	18,000	18,327,444
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 09/15/40	3,645	3,752,455
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45(f)	5,953	7,008,330
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/60	2,805	3,262,608
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	3,900	4,623,957
Consolidated, 169th Series, AMT, 5.00%, 10/15/26	6,000	6,056,520
Consolidated, Series 211, 5.00%, 09/01/48	4,760	6,002,503
Series 169th, AMT, 5.00%, 10/15/25	7,990	8,065,268
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	15,000	17,877,000
Series C-2, 5.00%, 11/15/42	6,675	8,261,981

		83,238,066

Utilities — 4.8%
New York City Water & Sewer System, Refunding RB
5.00%, 06/15/38(f)	1,391	1,735,223
Series BB, 5.00%, 06/15/44	3,991	4,060,394
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	6,557	7,820,449

Security	Par (000)	Value

Utilities (continued)
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	$3,500	$4,251,730
Series B, 4.00%, 12/15/35	2,980	3,477,630
Series TE, Restructured, 5.00%, 12/15/41	5,998	6,634,538

		27,979,964

Total Municipal Bonds in New York		189,156,539

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.5% (Cost: $176,385,203)		189,156,539

Total Long-Term Investments — 156.4% (Cost: $827,682,108)		911,949,624

	Shares

Short-Term Securities

Money Market Funds — 3.5%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(g)(h)	20,584,473	20,584,473

Total Short-Term Securities — 3.5% (Cost: $20,584,473)		20,584,473

Total Investments — 159.9% (Cost: $848,266,581)		932,534,097
Other Assets Less Liabilities — 0.3%		1,686,015
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.8)%		(103,593,075)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.4)%		(247,406,107)

Net Assets Applicable to Common Shares — 100.0%		$583,220,930

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2025 to February 15, 2047, is $8,949,246.

See Note 4 of the Notes to Financial Statements for details.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$2,482,990	$18,102,117	(a)	$—	$(634)	$—	$20,584,473	20,584,473	$767	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	180	09/21/21	$ 24,216	$(215,348)
U.S. Long Bond	124	09/21/21	20,456	(650,789)
5-Year U.S. Treasury Note	177	09/30/21	22,034	(118,364)

				$(984,501)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$984,501	$—	$984,501

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$32,767	$—	$32,767

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(984,501)	$—	$(984,501)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short.	$30,335,402

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$722,793,085	$—	$722,793,085
Municipal Bonds Transferred to Tender Option Bond Trusts	—	189,156,539	—	189,156,539
Short-Term Securities
Money Market Funds	20,584,473	—	—	20,584,473

	$20,584,473	$911,949,624	$—	$932,534,097

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(984,501)	$—	$—	$(984,501)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(103,572,617)	$—	$(103,572,617)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(351,272,617)	$—	$(351,272,617)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments July 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.8%
Health Care Authority of the City of Huntsville, RB, Series B1, 4.00%, 06/01/45	$1,565	$1,852,569
Homewood Educational Building Authority, Refunding RB, Series A, 5.00%, 12/01/47	2,835	3,401,121
Tuscaloosa County Board of Education, ST, 5.00%, 02/01/43	2,485	3,028,047

		8,281,737

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Series A, 5.50%, 10/01/41	2,690	2,712,515

Arizona — 1.3%
Arizona Industrial Development Authority, RB(a) 4.38%, 07/01/39	810	903,782
5.00%, 07/01/54	945	1,055,130
Series A, 5.00%, 07/01/39	1,480	1,582,712
Series A, 5.00%, 07/01/49	1,675	1,770,123
Series A, 5.00%, 07/01/54	1,290	1,358,615
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	2,545	2,600,328
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	1,620	1,716,115
Maricopa County Industrial Development Authority, Refunding RB 5.00%, 07/01/39(a)	630	760,316
5.00%, 07/01/54(a)	1,420	1,654,754
Series A, 5.00%, 09/01/42	435	546,182

		13,948,057

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	4,350	4,891,444

California — 9.0%
California Community Housing Agency, RB, M/F Housing(a) Series A, 5.00%, 04/01/49	645	739,215
Series A-2, 4.00%, 08/01/47	4,150	4,594,133
California Health Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/37	2,965	3,226,068
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	5,040	5,556,751
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	4,030	4,155,454
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	4,910	5,075,025
Series A-2, 5.00%, 06/01/47	1,340	1,385,037
Grossmont Union High School District, GO, CAB, 0.00%, 08/01/31(b)	5,110	4,398,228
Long Beach Unified School District, GO, CAB, Series B, 0.00%, 08/01/34(b)	5,000	4,056,700
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, 6.25%, 08/01/43(c)	3,975	4,636,162
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	1,160	1,418,587
Series A, AMT, 5.00%, 03/01/37	1,275	1,557,476

Security	Par (000)	Value

California (continued)
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, (AGC), 0.00%, 08/01/38(b)	$7,620	$5,029,429
Poway Unified School District, Refunding GO, CAB(b) 0.00%, 08/01/35	7,820	6,078,095
Series B, 0.00%, 08/01/36	10,000	7,534,500
Rio Hondo Community College District, GO, CAB(b)
Series C, 0.00%, 08/01/37	8,000	5,954,480
Series C, 0.00%, 08/01/38	12,940	9,394,828
San Diego Unified School District, GO, CAB, Series G, 0.00%, 01/01/24(d)	8,765	4,534,235
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(b)	3,485	3,042,440
San Marcos Unified School District, GO(d)
Series A, 5.00%, 08/01/34	1,800	1,800,000
Series A, 5.00%, 08/01/38	1,600	1,600,000
State of California, GO, Series 2007-2, (NPFGC-IBC), 5.50%, 04/01/30	10	10,038
State of California, Refunding GO 5.00%, 09/01/41	2,700	2,709,207
5.00%, 10/01/41	2,555	2,574,801
Walnut Valley Unified School District, GO, CAB, Series B, 0.00%, 08/01/36(b)	6,545	4,588,176

		95,649,065

Colorado — 3.0%
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	2,530	2,818,521
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(a)	3,365	3,773,713
Colorado Health Facilities Authority, Refunding RB 4.00%, 11/15/46	5,000	6,072,800
Series A, 5.00%, 08/01/44	7,500	9,440,925
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,781,940
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	5,655	6,115,826
STC Metropolitan District No.2, Refunding GO
Series A, 5.00%, 12/01/38	1,285	1,417,496
Series A, 5.00%, 12/01/49	1,000	1,092,900

		32,514,121

Connecticut — 0.0%
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	390	431,449

Florida — 10.1%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	4,535	5,032,626
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/55(a)	1,475	1,557,423
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	4,000	5,006,080
City Of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	2,965	3,672,182
City of Tampa Florida, RB, CAB(b)
Series A, 0.00%, 09/01/39	1,100	627,440
Series A, 0.00%, 09/01/40	1,000	544,700
Series A, 0.00%, 09/01/41	1,280	666,739
Series A, 0.00%, 09/01/42	1,150	576,852
Series A, 0.00%, 09/01/45	2,000	873,860

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/40	$3,000	$3,501,630
Series A, AMT, 5.00%, 10/01/42	3,000	3,630,960
County of Lee Florida Airport Revenue, Refunding RB
Series A, AMT, 5.63%, 10/01/26	2,600	2,604,706
Series A, AMT, 5.38%, 10/01/32	3,440	3,445,951
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	530	601,338
Series B, AMT, 5.00%, 10/01/40	6,500	7,958,145
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/46	4,000	5,248,280
County of Miami-Dade Seaport Department, ARB
Series A, 6.00%, 10/01/38	5,695	6,373,047
Series B, AMT, 6.00%, 10/01/30	1,820	2,036,380
Series B, AMT, 6.25%, 10/01/38	1,165	1,303,996
Series B, AMT, 6.00%, 10/01/42	1,865	2,082,720
Florida Development Finance Corp., RB(a) AMT, 5.00%, 05/01/29	1,500	1,613,115
Series A, AMT, 5.00%, 08/01/29(e)	595	615,319
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	820	912,078
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/42	4,760	5,810,770
LT Ranch Community Development District, SAB 4.00%, 05/01/40	1,415	1,521,450
4.00%, 05/01/50	2,000	2,112,680
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	14,360	16,480,685
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	1,675	2,027,855
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,550	1,710,813
5.00%, 08/01/47	4,590	5,056,252
Palm Beach County Solid Waste Authority, Refunding RB
Series B, 5.00%, 10/01/21(d)	50	50,392
Series B, 5.00%, 10/01/31	3,050	3,074,095
Parker Road Community Development District, Refunding SAB
3.88%, 05/01/40	900	959,121
4.10%, 05/01/50	1,000	1,063,900
Town of Davie Florida, Refunding RB, 5.00%, 04/01/37	4,630	5,648,415
Westside Community Development District, Refunding SAB(a)
4.10%, 05/01/37	640	692,653
4.13%, 05/01/38	630	681,137

		107,375,785

Georgia — 0.5%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	1,405	1,632,498
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	1,105	1,357,183

Security	Par (000)	Value

Georgia (continued)
Private Colleges & Universities Authority, RB 5.00%, 04/01/33	$395	$441,227
5.00%, 04/01/44	1,775	1,969,522

		5,400,430

Hawaii — 1.2%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	2,385	2,952,344
State of Hawaii Airports System Revenue, COP
AMT, 5.00%, 08/01/27	2,000	2,181,840
AMT, 5.00%, 08/01/28	1,775	1,935,655
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	5,275	5,893,810

		12,963,649

Illinois — 13.1%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	3,055	3,961,296
Series A, 5.00%, 12/01/38	1,240	1,600,418
Series A, 5.00%, 12/01/39	1,115	1,432,195
Series A, 5.00%, 12/01/40	2,250	2,888,168
Series A, 5.00%, 12/01/41	1,480	1,894,903
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/34	3,035	3,347,848
Chicago O’Hare International Airport, ARB
Series D, AMT, Senior Lien, 5.00%, 01/01/42	2,865	3,409,063
Series D, Senior Lien, 5.25%, 01/01/42	8,285	10,104,800
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, Senior Lien, 5.00%, 01/01/22(d)	2,425	2,471,851
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(d)	1,620	1,646,714
Cook County Community College District No. 508, GO, 5.13%, 12/01/38	3,250	3,526,510
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	615	638,628
Illinois Finance Authority, Refunding RB 4.00%, 08/15/40	1,770	2,142,373
Series A, 5.75%, 08/15/34	8,700	8,716,356
Series C, 5.00%, 08/15/44	985	1,144,058
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	8,540	10,606,424
Metropolitan Pier & Exposition Authority, RB, CAB(b)
Series A, (NPFGC), 0.00%, 12/15/33	20,000	15,506,000
Series A, (NPFGC), 0.00%, 12/15/34	41,880	31,583,802
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/44(b)	9,430	5,543,520
State of Illinois, GO 5.25%, 07/01/29	3,160	3,419,847
5.00%, 05/01/32	7,500	8,323,125
5.25%, 02/01/33	5,860	6,507,823
5.50%, 07/01/33	2,235	2,422,673
5.25%, 02/01/34	5,360	5,949,707
5.50%, 07/01/38	1,200	1,296,000

		140,084,102

Indiana — 0.7%
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	2,900	2,924,157

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana (continued)
Indiana Finance Authority, RB (continued)
Series A, AMT, 5.00%, 07/01/40	$2,425	$2,608,888
Series A, AMT, 5.00%, 07/01/44	1,400	1,500,828

		7,033,873

Kentucky — 2.1%
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/23(d)	1,000	1,074,250
Kentucky Public Energy Authority, RB, Series C-1, 4.00%, 12/01/49(e)	10,125	11,409,964
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.60%, 07/01/39(c)	8,225	10,169,390

		22,653,604

Louisiana — 1.8%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	670	849,754
Series B, (AGM), 5.00%, 12/01/35	895	1,133,473
Series B, (AGM), 5.00%, 12/01/36	805	1,017,496
Series B, (AGM), 5.00%, 12/01/37	1,005	1,269,476
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, Series A, Sub Lien, 5.00%, 02/01/24(d)	8,155	9,146,485
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	5,496,736

		18,913,420

Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	5,950	7,055,451
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	2,110	2,234,448
Massachusetts School Building Authority, RB, Series A, 5.00%, 05/15/23(d)	3,495	3,801,616

		13,091,515

Michigan — 4.5%
Michigan Finance Authority, Refunding RB, 5.00%, 12/01/21(d)	16,100	16,360,337
Michigan State Building Authority, Refunding RB(d) Series I-A, 5.38%, 10/15/21	3,975	4,017,175
Series II-A, (AGM), 5.25%, 10/15/21	8,040	8,123,294
Michigan State University, Refunding RB, Series B, 4.00%, 02/15/39	2,125	2,547,450
Michigan Strategic Fund, RB
AMT, (AGM), 4.25%, 12/31/38	2,000	2,395,160
AMT, 5.00%, 12/31/43	9,940	12,094,097
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	1,330	1,481,527
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(d)	1,080	1,200,539

		48,219,579

Nebraska — 0.7%
Central Plains Energy Project, RB, 5.25%, 09/01/37	6,825	7,184,063

Security	Par (000)	Value

Nevada — 0.1%
City of Las Vegas Nevada Special Improvement District No.814, SAB
4.00%, 06/01/39	$380	$409,560
4.00%, 06/01/44	1,065	1,138,262

		1,547,822

New Jersey — 10.7%
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	590	712,785
Series WW, 5.25%, 06/15/25(d)	55	65,545
Series WW, 5.25%, 06/15/33	445	521,642
Series WW, 5.00%, 06/15/34	570	662,180
Series WW, 5.00%, 06/15/36	2,635	3,055,862
Series WW, 5.25%, 06/15/40	970	1,127,538
AMT, 5.13%, 01/01/34	1,930	2,118,986
AMT, 5.38%, 01/01/43	4,920	5,407,031
New Jersey Economic Development Authority, Refunding RB
Series N-1, (AMBAC), 5.50%, 09/01/24	6,325	7,323,085
Series N-1, (NPFGC), 5.50%, 09/01/28	1,685	2,207,283
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	4,255	4,656,374
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/25	410	415,465
1st Series, AMT, 5.50%, 12/01/26	590	597,859
1st Series, AMT, 5.75%, 12/01/28	65	65,918
1st Series, AMT, 5.88%, 12/01/33	6,895	7,018,420
Series B, AMT, 3.25%, 12/01/39	7,670	8,235,356
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	2,645	2,748,129
New Jersey Transportation Trust Fund Authority, RB 5.00%, 06/15/29	2,145	2,562,653
Series A, (NPFGC), 5.75%, 06/15/25	4,000	4,806,960
Series A, 5.00%, 06/15/28	4,205	5,029,769
Series AA, 5.25%, 06/15/33	4,150	4,523,043
Series AA, 5.00%, 06/15/38	3,990	4,474,107
Series AA, 5.50%, 06/15/39	5,625	6,137,212
Series D, 5.00%, 06/15/32	1,825	2,091,304
New Jersey Transportation Trust Fund Authority, RB, CAB(b)
Series A, 0.00%, 12/15/35	10,000	7,439,900
Series C, (AGC-ICC AMBAC), 0.00%, 12/15/25	8,550	8,222,706
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	4,000	4,826,600
Series A, 5.25%, 06/01/46	11,035	13,548,773
Sub-Series B, 5.00%, 06/01/46	2,675	3,203,874

		113,806,359

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	540	602,759
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	1,040	1,207,346

		1,810,105

New York — 8.8%
City of New York, GO, Series C, 5.00%, 08/01/42	2,585	3,361,689
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	620	622,790

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB, Series A-1, 5.25%, 11/15/57	$4,000	$4,870,880
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/39	2,500	3,094,100
Sub-Series F-1, 5.00%, 05/01/39	3,360	4,175,909
Subordinate, 4.00%, 05/01/44	5,000	6,023,500
Series C, Subordinate, 4.00%, 05/01/45	6,500	7,793,955
Series C-3, Subordinate, 5.00%, 05/01/41	5,000	6,261,850
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	4,150	4,401,158
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	3,055	3,375,653
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/45	4,550	5,490,622
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/41	6,250	7,588,188
Series A, 5.00%, 03/15/45	5,000	6,303,150
New York State Urban Development Corp., RB, Series A, 5.00%, 03/15/43	7,500	9,483,300
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	8,300	9,391,782
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,105	1,430,632
AMT, 5.00%, 10/01/40	3,115	3,982,714
Port Authority of New York & New Jersey, ARB
Consolidated, 218th Series, AMT, 5.00%, 11/01/44	2,500	3,147,475
Consolidated, 221st Series, AMT, 4.00%, 07/15/40	3,000	3,557,370

		94,356,717

Ohio — 4.1%
American Municipal Power, Inc., Refunding RB
Series A, 5.00%, 02/15/38	2,375	2,816,299
Series A, 5.00%, 02/15/41	4,000	4,733,640
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	13,065	15,330,210
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(d)	3,000	3,054,600
County of Montgomery Ohio, RB, 5.45%, 11/13/23(d)	11,135	12,487,234
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	1,950	2,102,412
Series A-1, Junior Lien, 5.25%, 02/15/33	2,730	2,942,503

		43,466,898

Oregon — 0.2%
Clackamas Community College District, GO
Series A, 5.00%, 06/15/39	395	490,243
Series A, 5.00%, 06/15/40	420	520,762
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(b)	2,800	1,605,408

		2,616,413

Pennsylvania — 7.4%
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	255	290,277
4.00%, 07/01/51	150	169,149
Commonwealth Financing Authority, RB
5.00%, 06/01/34	2,180	2,737,753

Security	Par (000)	Value

Pennsylvania (continued)
Commonwealth Financing Authority, RB (continued) Series B, 5.00%, 06/01/22(d)	$3,305	$3,438,621
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/34	7,115	8,437,963
AMT, 5.00%, 12/31/38	6,850	8,130,059
AMT, 5.00%, 06/30/42	8,805	10,245,410
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	5,000	5,763,650
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	8,075	9,288,915
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,775	2,036,138
Series A-1, 5.00%, 12/01/41	2,320	2,779,058
Series B, 5.00%, 12/01/40	4,920	5,827,100
Series C, 5.50%, 12/01/23(d)	1,565	1,759,905
Sub-Series B-1, 5.00%, 06/01/42	7,330	8,977,198
Series A, Subordinate, 5.00%, 12/01/44	5,000	6,342,650
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	2,165	2,521,684

		78,745,530

Puerto Rico — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,334	1,534,567
Series A-1, Restructured, 5.00%, 07/01/58	2,007	2,338,416
Series A-2, Restructured, 4.33%, 07/01/40	2,372	2,694,236
Series A-2, Restructured, 4.78%, 07/01/58	214	246,057
Series B-1, Restructured, 4.75%, 07/01/53	1,302	1,497,756
Series B-1, Restructured, 5.00%, 07/01/58	15,757	18,342,566
Series B-2, Restructured, 4.33%, 07/01/40	12,433	14,114,066
Series B-2, Restructured, 4.78%, 07/01/58	1,261	1,450,667
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	13,457	4,495,715

		46,714,046

Rhode Island — 1.1%
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	3,000	3,340,170
Series B, 5.00%, 06/01/50	7,465	8,546,828

		11,886,998

South Carolina — 5.6%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/40(a)	2,630	2,878,956
5.00%, 11/01/43	5,000	6,259,400
5.00%, 04/01/44	285	328,440
4.00%, 04/01/49	270	292,863
5.00%, 04/01/49	765	868,145
4.00%, 04/01/54	580	627,902
5.00%, 04/01/54	1,385	1,567,571
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, (AGM), 6.50%, 08/01/39(d)	1,600	1,600,000
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(d)	6,530	7,755,028
AMT, 5.00%, 07/01/38	3,380	4,141,615
South Carolina Public Service Authority, RB Series A, 5.50%, 12/01/54	11,450	12,911,707

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, RB (continued)
Series E, 5.50%, 12/01/53	$4,525	$5,005,691
South Carolina Public Service Authority, Refunding RB
Series B, 5.00%, 12/01/38	5,870	6,458,467
Series B, (AGM-CR), 5.00%, 12/01/56	7,155	8,566,467

		59,262,252

Tennessee — 0.7%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	4,665	5,733,145
New Memphis Arena Public Building Authority, RB, CAB(b)
0.00%, 04/01/38	700	494,158
0.00%, 04/01/39	750	516,345
0.00%, 04/01/40	750	501,615

		7,245,263

Texas — 11.0%
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(d)	11,345	11,927,112
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	1,295	1,300,141
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	710	845,979
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	690	821,376
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(d)	1,450	1,556,590
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, 5.00%, 02/01/42	7,450	9,111,275
Dallas Fort Worth International Airport, ARB, Series D, AMT, 5.00%, 11/01/21(d)	10,980	11,107,697
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	2,745	3,048,213
Grand Parkway Transportation Corp., RB, Series A, 5.00%, 10/01/43	7,940	9,921,903
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(b)(d)	9,685	4,904,968
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(b)	5,810	3,416,571
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	1,385	1,512,531
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/39	9,080	11,303,329
Series B, 5.00%, 01/01/40	1,710	1,821,902
Series B, 5.00%, 01/01/43	12,355	14,921,381
San Antonio Public Facilities Corp., Refunding RB(b)
0.00%, 09/15/35	680	358,632
0.00%, 09/15/36	12,195	6,064,330
0.00%, 09/15/37	8,730	4,087,735
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/34	5,000	6,305,150
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	2,095	2,323,166
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	820	896,006

Security	Par (000)	Value

Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	$3,630	$4,132,864
Texas Water Development Board, RB, Series B, 4.00%, 10/15/43	4,315	5,130,535

		116,819,386

Utah — 1.2%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/42	3,490	4,227,786
Series A, AMT, 5.00%, 07/01/43	3,190	3,900,349
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/37	3,475	4,312,823
Utah Charter School Finance Authority, RB(a)
Series A, 5.00%, 06/15/39	190	208,829
Series A, 5.00%, 06/15/49	380	408,424

		13,058,211

Vermont — 0.3%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	3,140	3,287,517

Washington — 4.1%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/38	20,000	24,306,600
Series C, AMT, 5.00%, 04/01/40	2,830	3,194,249
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.00%, 08/01/46	3,510	4,523,302
Washington Health Care Facilities Authority, RB, Series B, 5.00%, 08/15/44	1,000	1,046,360
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.00%, 08/15/41	9,000	10,506,150

		43,576,661

Wisconsin — 2.3%
Public Finance Authority, RB
Series A, 5.00%, 11/15/41	450	557,991
Series A-1, 5.00%, 01/01/55(a)	1,640	1,889,231
Public Finance Authority, Refunding RB(a)
5.00%, 09/01/39	100	109,040
5.00%, 09/01/49	145	157,234
5.00%, 09/01/54	660	716,173
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	7,350	9,372,646
Series A, 5.00%, 11/15/36	4,815	5,778,096
Series A, 5.00%, 11/15/39	5,000	5,986,200

		24,566,611

Total Municipal Bonds — 113.0% (Cost: $1,048,957,370)		1,204,115,197

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Arizona — 1.0%
City of Phoenix Civic Improvement Corp., ARB, AMT, Senior Lien, 5.00%, 07/01/43	8,500	10,398,900

California — 4.5%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(g)	7,074	8,885,889

42	2 0 2 1 B L A C K R O C K AN N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series E, AMT, 5.00%, 05/01/45	$14,215	$17,696,814
State of California, Refunding GO, 5.25%, 10/01/39	3,000	3,640,500
University of California, Refunding RB, Series Q, 5.00%, 05/15/46	13,395	17,696,270

		47,919,473

Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43(g)	5,833	7,335,006

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,932	4,688,882

District of Columbia — 0.7%
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	6,880	7,257,162

Florida — 3.5%
City of Miami Beach Florida Stormwater Revenue, Refunding RB, 5.00%, 09/01/41	10,000	12,376,699
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	10,189,194
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(d)	4,840	5,054,364
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	7,880	9,688,381

		37,308,638

Illinois — 5.4%
Illinois Finance Authority, Refunding RB, 5.00%, 02/15/41	10,000	12,032,096
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,836	6,219,528
Series A, 5.00%, 01/01/40	7,621	8,897,496
Series A, 5.00%, 01/01/44	12,000	15,173,400
Series B, 5.00%, 01/01/40	2,939	3,487,092
Series C, 5.00%, 01/01/36	10,000	11,511,796

		57,321,408

Kansas — 1.6%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/26(d)	13,470	16,900,671

Massachusetts — 2.9%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 03/01/46	4,204	4,684,199
Series E, 5.25%, 09/01/43	20,000	25,791,600

		30,475,799

Michigan — 2.0%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	5,591	6,566,137
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 04/15/38	10,000	11,827,497
Series I, 5.00%, 10/15/45	2,410	2,833,967

		21,227,601

Security	Par (000)	Value

Nevada — 2.2%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	$9,730	$12,119,105
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	9,840	11,783,302

		23,902,407

New Jersey — 1.4%
Garden State Preservation Trust, RB, Series A, (AGM), 5.75%, 11/01/28	10,000	12,573,000
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	2,320	2,777,666

		15,350,666

New York — 6.2%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	9,850	11,232,546
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23(d)	7,294	7,931,226
Series CC, 5.00%, 06/15/47	8,227	8,944,814
Series DD, 5.00%, 06/15/35	4,740	5,368,808
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/39	7,622	9,378,216
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/43	14,280	15,335,006
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	7,840,410

		66,031,026

Pennsylvania — 1.8%
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	15,000	16,435,500
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,560	2,976,154

		19,411,654

Texas — 3.2%
Aldine Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/42	9,701	11,861,774
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(d)(g)	8,868	8,971,017
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(d)	1,798	1,956,016
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	9,840	11,860,250

		34,649,057

Virginia — 1.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57	11,740	14,725,478

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	8,205	10,672,818

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB
Series A, 5.00%, 11/15/39	$12,650	$15,145,085
Series A, 5.00%, 04/01/42	2,490	2,620,078

		17,765,163

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.6% (Cost: $404,084,070)		443,341,809

Total Long-Term Investments — 154.6% (Cost: $1,453,041,440)		1,647,457,006

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	2,427,619	2,428,104

Total Short-Term Securities — 0.2% (Cost: $2,428,104)		2,428,104

Total Investments — 154.8% (Cost: $1,455,469,544)		1,649,885,110

Other Assets Less Liabilities — 1.0%		11,372,524

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.4)%		(239,231,449)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (33.4)%		(356,012,761)

Net Assets Applicable to Common Shares — 100.0%		$1,066,013,424

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 1, 2021 to June 1, 2026, is $14,121,096. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/21	Shares Held at 07/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$3,684,353	$—	$(1,256,412	)(a)	$1,268	$(1,105)	$2,428,104	2,427,619	$691	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts 10-Year U.S. Treasury Note	356	09/21/21	$47,893	$(990,741)
U.S. Long Bond	244	09/21/21	40,252	(2,268,792)
5-Year U.S. Treasury Note	315	09/30/21	39,213	(367,316)

				$(3,626,849)

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$3,626,849	$—	$3,626,849

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$3,763,129	$—	$3,763,129

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(3,626,849)	$—	$(3,626,849)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts

Average notional value of contracts — short	$78,671,988

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,204,115,197	$—	$1,204,115,197
Municipal Bonds Transferred to Tender Option Bond Trusts	—	443,341,809	—	443,341,809
Short-Term Securities
Money Market Funds	2,428,104	—	—	2,428,104

	$2,428,104	$1,647,457,006	$—	$1,649,885,110

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(3,626,849)	$—	$—	$(3,626,849)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2021	BlackRock MuniYield Quality Fund III, Inc. (MYI)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(239,177,301)	$—	$(239,177,301)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(595,577,301)	$—	$(595,577,301)

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2021

	MUE	MCA	MYN	MYI

ASSETS
Investments, at value — unaffiliated(a)	$514,180,277	$920,559,036	$911,949,624	$1,647,457,006
Investments, at value — affiliated(b)	—	889,875	20,584,473	2,428,104
Cash	—	28,510	25,885	52,840
Cash pledged for futures contracts	156,000	940,000	859,000	1,666,000
Receivables:
Dividends — affiliated	5	6	107	15
Interest — unaffiliated	4,860,926	10,767,275	7,994,717	15,254,771
Prepaid expenses	9,581	82,041	194,470	249,241

Total assets	519,206,789	933,266,743	941,608,276	1,667,107,977

ACCRUED LIABILITIES
Bank overdraft	341,255	—	—	—
Payables:
Investments purchased	—	—	3,969,238	—
Accounting services fees	78,577	115,425	117,153	165,372
Custodian fees	7,346	15,485	8,061	13,306
Income dividend distributions — Common Shares	1,182,340	1,926,720	2,038,709	3,509,760
Interest expense and fees	11,486	48,939	20,458	54,148
Investment advisory fees	234,288	394,664	396,898	704,751
Directors’ and Officer’s fees	2,216	367,515	385,901	667,656
Other accrued expenses	30,422	155,574	216,556	323,473
Professional fees	45,144	61,732	69,632	104,851
Variation margin on futures contracts	33,723	203,566	186,016	361,174

Total accrued liabilities	1,966,797	3,289,620	7,408,622	5,904,491

OTHER LIABILITIES
TOB Trust Certificates	59,850,474	196,550,164	103,572,617	239,177,301
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	—	166,234,817	247,406,107	356,012,761

VMTP Shares, at liquidation value of $ 100,000 per share(c)(d)(e)	131,000,000	—	—	—

Total other liabilities	190,850,474	362,784,981	350,978,724	595,190,062

Total liabilities	192,817,271	366,074,601	358,387,346	601,094,553

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$326,389,518	$567,192,142	$583,220,930	$1,066,013,424

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$290,717,417	$492,984,491	$523,125,295	$885,309,306

Accumulated earnings	35,672,101	74,207,651	60,095,635	180,704,118

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$326,389,518	$567,192,142	$583,220,930	$1,066,013,424

Netasset value per Common Share	$14.49	$16.49	$14.73	$15.64

(a) Investments, at cost — unaffiliated	$466,076,143	$836,252,611	$827,682,108	$1,453,041,440
(b) Investments, at cost — affiliated	$—	$889,875	$20,584,473	$2,428,104
(c) Preferred Shares outstanding	1,310	1,665	2,477	3,564
(d) Preferred Shares authorized	9,490	12,665	14,637	26,364
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	22,520,759	34,405,717	39,586,584	68,150,681
(g) Common Shares authorized	199,990,510	199,987,335	199,985,363	199,973,636
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Operations

Year Ended July 31, 2021

	MUE	MCA	MYN	MYI

INVESTMENT INCOME
Dividends — affiliated	$228	$407	$767	$691
Interest — unaffiliated	19,270,215	31,364,198	32,367,363	57,969,612
Other income — unaffiliated	—	—	2,890	4,158

Total investment income	19,270,443	31,364,605	32,371,020	57,974,461

EXPENSES
Investment advisory	2,809,425	4,585,339	4,662,446	8,150,913
Accounting services	86,301	125,827	127,698	180,410
Professional	59,342	74,258	94,940	116,325
Transfer agent	33,862	37,588	42,649	73,623
Directors and Officer	19,273	109,381	114,401	198,323
Registration	8,321	11,732	13,499	23,254
Custodian	2,567	16,440	8,621	14,696
Liquidity fees	—	1,361,440	2,018,260	2,903,947
Remarketing fees on Preferred Shares	—	84,790	126,141	181,497
Miscellaneous	71,013	82,178	91,035	98,927

Total expenses excluding interest expense, fees and amortization of offering costs	3,090,104	6,488,973	7,299,690	11,941,915
Interest expense, fees and amortization of offering costs(a)	1,739,830	1,613,569	1,141,604	2,250,998

Total expenses	4,829,934	8,102,542	8,441,294	14,192,913
Less:
Fees waived and/or reimbursed by the Manager	(104,113)	(573)	(205)	(4,312)

Total expenses after fees waived and/or reimbursed	4,725,821	8,101,969	8,441,089	14,188,601

Net investment income	14,544,622	23,262,636	23,929,931	43,785,860

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	188,499	491,921	306,396	1,384,530
Investments — affiliated	(64)	6,920	(634)	1,268
Futures contracts	665,245	2,225,620	32,767	3,763,129

	853,680	2,724,461	338,529	5,148,927

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,947,192	11,780,652	9,149,871	37,354,137
Investments — affiliated	—	—	—	(1,105)
Futures contracts	(335,861)	(1,853,379)	(984,501)	(3,626,849)

	5,611,331	9,927,273	8,165,370	33,726,183

Net realized and unrealized gain	6,465,011	12,651,734	8,503,899	38,875,110

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$21,009,633	$35,914,370	$32,433,830	$82,660,970

(a) Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MUE		MCA
	Year Ended July 31,		Year Ended July 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$14,544,622	$13,342,840	$23,262,636	$20,689,198
Net realized gain (loss)	853,680	(4,288,274)	2,724,461	(8,788,310)
Net change in unrealized appreciation (depreciation)	5,611,331	8,808,380	9,927,273	17,662,098

Net increase in net assets applicable to Common Shareholders resulting from operations	21,009,633	17,862,946	35,914,370	29,562,986

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(13,705,458)	(12,183,730)	(21,985,253)	(19,485,918)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	7,304,175	5,679,216	13,929,117	10,077,068
Beginning of year	319,085,343	313,406,127	553,263,025	543,185,957

End of year	$326,389,518	$319,085,343	$567,192,142	$553,263,025

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets (continued)

	MYN		MYI

	Year Ended July 31,		Year Ended July 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$23,929,931	$22,119,897	$43,785,860	$39,432,852
Net realized gain (loss)	338,529	(4,990,276)	5,148,927	(8,899,295)
Net change in unrealized appreciation (depreciation)	8,165,370	9,129,906	33,726,183	21,012,308

Net increase in net assets applicable to Common Shareholders resulting from operations	32,433,830	26,259,527	82,660,970	51,545,865

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(24,068,643)	(20,505,850)	(41,163,011)	(36,405,276)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	8,365,187	5,753,677	41,497,959	15,140,589
Beginning of year	574,855,743	569,102,066	1,024,515,465	1,009,374,876

End of year	$583,220,930	$574,855,743	$1,066,013,424	$1,024,515,465

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended July 31, 2021

	MUE	MCA	MYN	MYI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$21,009,633	$35,914,370	$32,433,830	$82,660,970
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	35,824,377	74,760,696	117,313,489	87,803,577
Purchases of long-term investments	(41,035,953)	(78,861,923)	(96,639,146)	(101,292,876)
Net proceeds from sales (purchases) of short-term securities	1,918,216	(673,281)	(18,102,118)	1,256,412
Amortization of premium and accretion of discount on investments and other fees	2,896,717	6,172,209	5,695,756	5,391,641
Net realized gain on investments	(188,435)	(498,841)	(305,762)	(1,385,798)
Net unrealized appreciation on investments	(5,947,192)	(11,780,652)	(9,149,871)	(37,353,032)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	70	12	(81)	221
Interest — unaffiliated	91,951	260,485	749,034	(281,197)
Prepaid expenses	24,823	28,084	44,830	54,318
Increase (Decrease) in Liabilities
Payables
Accounting services fees	37,981	53,394	54,158	77,050
Custodian fees	(6,569)	9,944	(226)	4,979
Interest expense and fees	(45,643)	(325,303)	(94,084)	(269,454)
Investment advisory fees	9,806	9,435	4,346	30,006
Directors’ and Officer’s fees	82	72,912	76,419	132,403
Other accrued expenses	2,498	101,907	(2,806)	(3,868)
Professional fees	(25,501)	(19,388)	(13,967)	(20,051)
Variation margin on futures contracts	33,723	203,566	186,016	361,174

Net cash provided by operating activities	14,600,584	25,427,626	32,249,817	37,166,475

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(13,660,416)	(21,882,036)	(23,870,710)	(40,685,956)
Repayments of TOB Trust Certificates	(1,125,423)	(19,000,000)	(14,634,572)	(3,721,933)
Repayments of Loan for TOB Trust Certificates	—	(13,500,000)	(1,321,238)	—
Proceeds from TOB Trust Certificates	—	16,500,000	7,118,505	8,930,789
Proceeds from Loan for TOB Trust Certificates	—	13,500,000	1,321,238	—
Increase (decrease) in bank overdraft	341,255	(97,567)	—	—
Amortization of deferred offering costs	—	20,487	21,845	29,465

Net cash used for financing activities	(14,444,584)	(24,459,116)	(31,364,932)	(35,447,635)

CASH
Net increase in restricted and unrestricted cash	156,000	968,510	884,885	1,718,840
Restricted and unrestricted cash at beginning of year	—	—	—	—

Restricted and unrestricted cash at end of year	$156,000	$968,510	$884,885	$1,718,840

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,785,473	$1,918,385	$1,213,843	$2,490,987

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$28,510	$25,885	$52,840
Cash pledged
Futures contracts.	156,000	940,000	859,000	1,666,000

	$156,000	$968,510	$884,885	$1,718,840

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Financial Highlights

(For a share outstanding throughout each period)

	MUE

	Year Ended July 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$14.17	$13.92	$13.55	$14.19	$15.08

Net investment income(a)	0.65	0.59	0.57	0.69	0.75

Net realized and unrealized gain (loss)	0.28	0.20	0.40	(0.61)	(0.87)

Net increase (decrease) from investment operations	0.93	0.79	0.97	0.08	(0.12)

Distributions to Common Shareholders from net investment income(b)	(0.61)	(0.54)	(0.60)	(0.72)	(0.77)

Net asset value, end of year	$14.49	$14.17	$13.92	$13.55	$14.19

Market price, end of year	$14.41	$13.12	$12.67	$12.36	$14.17

Total Return Applicable to Common Shareholders(c)

Based on net asset value	6.97%	6.25%	7.96%	0.87%	(0.50)%

Based on market price	14.89%	8.08%	7.72%	(7.85)%	0.29%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	1.51%	2.07%	2.48%	2.24%	1.96%

Total expenses after fees waived and/or reimbursed	1.48%	2.03%	2.45%	2.20%	1.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(d)	0.93%	0.95%	0.95%	0.95%	0.95%

Net investment income to Common Shareholders	4.55%	4.29%	4.23%	4.96%	5.21%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$326,390	$319,085	$313,406	$305,267	$319,413

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$349,152	$343,577	$339,241	$333,028	$343,826

Borrowings outstanding, end of year (000)	$59,850	$60,976	$58,458	$48,546	$62,841

Portfolio turnover rate	7%	18%	26%	21%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MCA

	Year Ended July 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$16.08	$15.79	$15.27	$15.73	$16.77

Net investment income(a)	0.68	0.60	0.60	0.67	0.73

Net realized and unrealized gain (loss)	0.37	0.26	0.58	(0.45)	(0.94)

Net increase (decrease) from investment operations	1.05	0.86	1.18	0.22	(0.21)

Distributions to Common Shareholders(b)

From net investment income	(0.64)	(0.57)	(0.62)	(0.68)	(0.78)

From net realized gain	—	—	(0.04)	—	(0.05)

Total distributions to Common Shareholders	(0.64)	(0.57)	(0.66)	(0.68)	(0.83)

Net asset value, end of year	$16.49	$16.08	$15.79	$15.27	$15.73

Market price, end of year	$15.83	$14.74	$14.29	$13.30	$15.18

Total Return Applicable to Common Shareholders(c)

Based on net asset value	7.00%	5.98%	8.64%	1.86%	(0.92)%

Based on market price	12.06%	7.35%	12.87%	(8.07)%	(4.26)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	1.46%	2.12%	2.62%	2.22%	1.91%

Total expenses after fees waived and/or reimbursed	1.46%	2.12%	2.62%	2.22%	1.91%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)(e)	1.17%	1.15%	0.97%	0.93%	0.92%

Net investment income to Common Shareholders	4.19%	3.83%	3.96%	4.33%	4.64%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$567,192	$553,263	$543,186	$525,532	$541,303

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$440,656	$432,290	$426,238	$415,635	$425,107

Borrowings outstanding, end of year (000)	$196,550	$199,050	$202,702	$214,550	$195,488

Portfolio turnover rate	8%	21%	27%	25%	37%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2021	2020	2019	2018	2017

Expense ratios	0.91%	0.91%	—%	—%	—%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYN
	Year Ended July 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$14.52	$14.38	$13.74	$14.25	$15.07

Net investment income(a)	0.60	0.56	0.52	0.58	0.64

Net realized and unrealized gain (loss)	0.22	0.10	0.63	(0.50)	(0.81)

Net increase (decrease) from investment operations	0.82	0.66	1.15	0.08	(0.17)

Distributions to Common Shareholders from net investment income(b)	(0.61)	(0.52)	(0.51)	(0.59)	(0.65)

Net asset value, end of year	$14.73	$14.52	$14.38	$13.74	$14.25

Market price, end of year	$14.56	$13.26	$13.19	$11.89	$13.26

Total Return Applicable to Common Shareholders(c)

Based on net asset value	6.10%	5.11%	9.15%	1.07%	(0.69)%

Based on market price	14.84%	4.65%	15.69%	(6.00)%	(3.29)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	1.47%	2.05%	2.45%	2.19%	1.93%

Total expenses after fees waived and/or reimbursed.	1.47%	2.05%	2.45%	2.19%	1.93%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)(e)	1.27%	1.21%	1.08%	0.91%	0.92%

Net investment income to Common Shareholders	4.17%	3.91%	3.80%	4.11%	4.52%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$583,221	$574,856	$569,102	$543,772	$564,202

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$335,455	$332,077	$329,755	$319,528	$327,776

Borrowings outstanding, end of year (000)	$103,573	$111,089	$104,473	$113,020	$113,374

Portfolio turnover rate.	11%	11%	19%	14%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2021	2020	2019	2018	2017

Expense ratios	0.90%	0.89%	—%	—%	—%

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYI
	Year Ended July 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$15.03	$14.81	$13.98	$14.48	$15.49

Net investment income(a)	0.64	0.58	0.58	0.68	0.77

Net realized and unrealized gain (loss)	0.57	0.17	0.85	(0.44)	(0.96)

Net increase (decrease) from investment operations	1.21	0.75	1.43	0.24	(0.19)

Distributions to Common Shareholders from net investment income(b)	(0.60)	(0.53)	(0.60)	(0.74)	(0.82)

Net asset value, end of year	$15.64	$15.03	$14.81	$13.98	$14.48

Market price, end of year	$15.12	$13.55	$13.44	$12.46	$14.66

Total Return Applicable to Common Shareholders(c)

Based on net asset value	8.55%	5.61%	11.11%	2.02%	(1.02)%

Based on market price	16.40%	4.92%	13.13%	(10.18)%	(0.69)%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses	1.37%	1.95%	2.40%	2.11%	1.85%

Total expenses after fees waived and/or reimbursed	1.37%	1.95%	2.40%	2.11%	1.84%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)(e)	1.15%	1.12%	1.03%	0.89%	0.89%

Net investment income to Common Shareholders	4.22%	3.93%	4.16%	4.79%	5.30%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$1,066,013	$1,024,515	$1,009,375	$952,810	$985,594

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$399,106	$387,462	$383,214	$367,343	$376,541

Borrowings outstanding, end of year (000)	$239,177	$233,968	$246,471	$261,702	$252,930

Portfolio turnover rate	5%	18%	23%	22%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2021	2020	2019	2018	2017
Expense ratios	0.85%	0.86%	—%	—%	—%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified
BlackRock MuniYield California Quality Fund, Inc.	MCA	Maryland	Diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MCA’s, MYN’s and MYI’s management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUE	$75,173	$232,922	$92,532	$400,627
MCA	219,777	863,906	277,316	1,360,999
MYN	132,201	461,963	152,270	746,434
MYI	308,130	1,015,541	314,008	1,637,679

For the year ended July 31, 2021, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUE	$109,778,803	$59,850,474	0.04% — 0.17%	$59,930,663	0.67%
MCA	418,180,852	196,550,164	0.04 — 0.12	195,492,007	0.69
MYN	189,156,539	103,572,617	0.04 — 0.12	111,330,692	0.67
MYI	443,341,809	239,177,301	0.04 — 0.27	237,184,243	0.69

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2021.

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Notes to Financial Statements  (continued)

For the year ended July 31, 2021, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MCA	$—	—%	$343,089	0.71%
MYN	—	—	10,859	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUE	MCA	MYN	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
MUE	$1,209
MCA	573
MYN	205
MYI	4,312

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

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Notes to Financial Statements  (continued)

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2021 the waiver was $102,904.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
MUE	$40,722,758	$35,824,377
MCA	78,861,923	74,760,696
MYN	99,162,516	117,313,489
MYI	101,292,876	84,565,783

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
MCA	$(14,407)	$14,407
MYN	(20,101)	20,101
MYI	(26,899)	26,899

The tax character of distributions paid was as follows:

Fund Name	Year Ended 07/31/21	Year Ended 07/31/20
MUE
Tax-exempt income(a)	$15,030,113	$14,519,627
Ordinary income(b)	14,548	6,054

	$15,044,661	$14,525,681

MCA
Tax-exempt income(a)	$22,216,217	21,383,909
Ordinary income(b)	1,119	15,289

	$22,217,336	$21,399,198

MYN
Tax-exempt income(a)	$24,439,040	23,471,804
Ordinary income(b)	2,928	9,014

	$24,441,968	$23,480,818

MYI
Tax-exempt income(a)	$41,741,122	40,722,928
Ordinary income(b)	5,743	17,481

	$41,746,865	$40,740,409

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2021, as exempt-interest dividends.

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Notes to Financial Statements  (continued)

(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
MUE	$1,466,813	$—	$(13,345,042)	$47,550,330	$35,672,101
MCA	2,323,571	—	(11,843,149)	83,727,229	74,207,651
MYN	2,099,194	866	(26,278,679)	84,274,254	60,095,635
MYI	4,299,199	—	(17,018,768)	193,423,687	180,704,118

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

During the year ended July 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts
MUE	$517,670
MCA	1,133,661
MYI	1,521,839

As of July 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MUE	$406,779,473	$47,555,232	$(4,902)	$47,550,330
MCA	640,806,641	84,262,765	(170,659)	84,092,106
MYN	744,304,071	85,949,524	(1,292,115)	84,657,409
MYI	1,216,621,314	194,684,012	(597,517)	194,086,495

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the year ended July 31, 2021 and the year ended July 31, 2020, shares issued and outstanding remained constant for for all Funds.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended July 31, 2021, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYN and MYI (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	04/21/11	1,665	$166,500,000	05/01/41
MYN	04/21/11	2,477	247,700,000	05/01/41
MYI	05/19/11	3,564	356,400,000	06/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MCA	MYN	MYI
Expiration date	07/02/22	07/02/22	07/02/22

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	Fitch Ratings, Inc. Short-Term Ratings	S&P Global Short-Term Ratings
MCA	Aa2	AA	F1+	A-1+
MYN	Aa2	AA	F1+	A-1+
MYI	Aa1	AA	F1+	A-1+

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service, Inc., Fitch Ratings, Inc. and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2021, the annualized dividend rate for the VRDP Shares were as follows:

	MCA	MYN	MYI
Dividend rates	0.14%	0.15%	0.16%

For the year ended July 31, 2021, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MUE (for purposes of this section, a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MUE	12/16/11	1,310	$131,000,000	07/02/23	Aa1	AA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2021, the average annualized dividend rate for the VMTP Shares was 1.02%.

For the year ended July 31, 2021, VMTP Shares issued and outstanding of MUE remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

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Notes to Financial Statements  (continued)

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
MUE	$1,339,203	$—
MCA	232,083	20,487
MYN	373,325	21,845
MYI	583,854	29,465

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MUE
	08/02/21	08/16/21	09/01/21	$0.052500
	09/01/21	09/15/21	10/01/21	0.052500
MCA
	08/02/21	08/16/21	09/01/21	0.056000
	09/01/21	09/15/21	10/01/21	0.056000
MYN
	08/02/21	08/16/21	09/01/21	0.051500
	09/01/21	09/15/21	10/01/21	0.051500
MYI
	08/02/21	08/16/21	09/01/21	0.051500
	09/01/21	09/15/21	10/01/21	0.051500

The Funds declared distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
MUE	VMTP	W-7	$113,254
MCA	VRDP	W-7	12,316
MYN	VRDP	W-7	20,359
MYI	VRDP	W-7	32,222

(a)	Dividends declared for the period August 1, 2021 to August 31, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc., and BlackRock MuniYield Quality Fund III, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Disclosure of Investment Advisory Agreements

The Boards of Directors (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield New York Quality Fund, Inc. (“MYN”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” and together with MUE, MCA and MYN, the “Funds” and each, a “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process:

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of each Company, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	67

Disclosure of Investment Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, MUE ranked in the third, fourth and fourth quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MUE, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MUE’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, MCA ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MCA, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MYN ranked in the second quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYN, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MYI ranked in the fourth, third and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYI, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MYI’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

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Disclosure of Investment Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MUE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board noted that MCA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MYN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MYI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	69

Disclosure of Investment Advisory Agreements  (continued)

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment objective may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (except that the interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, at all times, except during temporary defensive periods, it will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, paying interest that, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (“Municipal Bonds”). The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its total assets in Municipal Bonds with remaining maturities of one year or more at the time of investment.

The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer)

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may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.

BlackRock MuniYield California Quality Fund, Inc. (MCA)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from California income taxes (“California Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for California income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes California Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from California income taxes. From time to time, the Fund may realize taxable capital gains.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in California Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

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Investment Objectives, Policies and Risks  (continued)

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from California income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and by other qualifying instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New York State and New York City personal income taxes (“New York Municipal Bonds”). The Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, which pay interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not exempt from New York State and New York City personal income taxes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New York Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives. In general, the Fund does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from New York State and New York City personal income taxes. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New York Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

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Investment Objectives, Policies and Risks  (continued)

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New York State and New York City personal income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

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Investment Objectives, Policies and Risks  (continued)

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

BlackRock MuniYield Quality Fund III, Inc. (MYI)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	75

Investment Objectives, Policies and Risks  (continued)

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Fund’s investment restrictions.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may leverage its portfolio by entering into one or more credit facilities.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Fund’s total assets.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Non-Diversification Risk (MYN): The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically

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Investment Objectives, Policies and Risks  (continued)

reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk (MCA and MYN): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or exempt interest on state municipal securities that are currently exempt to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	77

Investment Objectives, Policies and Risks  (continued)

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Indexed and Inverse Securities Risk (MCA, MYN and MYI): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable Rate Demand Obligations Risks (MCA, MYN and MYI): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Leverage Risk: The Fund uses leverage for investment purposes through the issuance of VMTP Shares or VRDP Shares, as applicable. The Fund also utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then, such as TOB Residuals, and, if applicable, dollar rolls. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•

the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage; • the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (MYN and MYI): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

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Investment Objectives, Policies and Risks  (continued)

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	79

Automatic Dividend Reinvestment Plan

Pursuant to MUE, MCA, MYN and MYI’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MUE, MCA, MYN and MYI declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 100 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 100 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 100 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 100 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 102 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	81

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 100 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 100 Portfolios	None

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 100 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 100 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 102 Portfolios	None

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 102 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 252 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 254 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	83

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Director of the Funds. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Director of the Funds.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan		Robert Fairbairn
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	11,734,036	7,281,306	11,719,861	7,295,481	11,926,758	7,088,584	18,716,063	299,279
MCA	18,709,745	9,421,543	18,690,106	9,441,182	18,833,876	9,297,412	27,491,612	639,676
MYI	37,616,122	23,035,531	37,582,752	23,068,901	37,792,686	22,858,967	54,392,859	6,258,794
MYN	20,757,442	13,542,187	20,755,924	13,543,705	20,601,577	13,698,052	32,287,177	2,012,452

	Stayce Harris		J. Phillip Holloman		R. Glenn Hubbard		Catherine A. Lynch
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	18,755,862	259,480	18,730,950	284,392	11,695,341	7,320,001	18,207,807	807,535
MCA	27,259,421	871,867	27,490,946	640,342	18,559,813	9,571,475	27,509,556	621,732
MYI	54,297,937	6,353,716	54,348,671	6,302,982	37,563,963	23,087,690	49,467,089	11,184,564
MYN	32,185,922	2,113,707	32,590,748	1,708,881	20,412,008	13,887,621	32,634,808	1,664,821

	John M. Perlowski		Karen P. Robards		Frank J. Fabozzi(a)		W. Carl Kester(a)
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	18,782,885	232,457	11,928,963	7,086,379	1,310	0	1,310	0
MCA	27,493,052	638,236	18,594,924	9,536,364	1,665	0	1,665	0
MYI	54,390,107	6,261,546	37,778,276	22,873,377	3,564	0	3,564	0
MYN	32,696,947	1,602,682	20,619,285	13,680,344	2,477	0	2,477	0

(a)	Voted on by holders of Preferred Shares only.

Lorenzo A. Flores was appointed as a Director effective July 30, 2021.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

A D D I T I O N A L I N F O R M A T I O N	85

Additional Information  (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective October 19, 2020, MUE, MCA, MYN and MYI has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MUE, MCA, MYN and MYI, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MUE’s, MCA’s, MYN’s and MYI’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of MUE, MCA, MYN and MYI, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

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Additional Information  (continued)

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

The Toronto-Dominion Bank

New York, NY 10019

VRDP Remarketing Agent

TD Securities (USA) LLC

New York, NY 10019

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	87

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDC	Economic Development Corp.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development
Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond
Certificate

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-07/21-AR

(b)	Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Quality Fund II, Inc.	$35,653	$36,720	$207	$0	$14,000	$14,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Quality Fund II, Inc.	$14,207	$14,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b)   Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

 (a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel, Soccio and Romaglino have been members of the registrant’s portfolio management team since 2006, 2016 and 2017 respectively.

Portfolio Manager	Biography

Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM’) from 2005 to 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1997 to 2005.

Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Christian Romaglino	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

(a)(2) As of July 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore R. Jaeckel, Jr., CFA	23	0	0	0	0	0
	$28.30 Billion	$0	$0	$0	$0	$0

Phillip Soccio	11	0	0	0	0	0
	$5.46 Billion	$0	$0	$0	$0	$0

Christian Romaglino	10	0	0	0	0	0
	$6.40 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief

Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Phillip Soccio	None
Christian Romaglino[1]	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 4, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 4, 2021